Investment Advisers
   For Global Income Trust:
     Western Asset Management Company
     Pasadena, CA

   For International Equity and Emerging Markets Trusts:
     Batterymarch Financial Management, Inc.
     Boston, MA

   For Europe Fund:
     Legg Mason Fund Adviser, Inc.
     Baltimore, MD

Investment Sub-Advisers
   For Global Income Trust:
     Western Asset Management Company Limited
     London, England

   For Europe Fund:
     Lombard Odier International Portfolio Management
     London, England

Investment Manager
     Legg Mason Fund Adviser, Inc.
     Baltimore, MD

Board of Directors
     John F. Curley, Jr., Chairman
     Edward A. Taber, III, President
     Nelson A. Diaz
     Richard G. Gilmore
     Arnold L. Lehman
     Dr. Jill E. McGovern
     G. Peter O'Brien
     T. A. Rodgers

Transfer and Shareholder Servicing Agent
     Boston Financial Data Services
     Boston, MA

Custodian
     State Street Bank & Trust Company
     Boston, MA

Counsel
     Kirkpatrick & Lockhart LLP
     Washington, DC

Independent Accountants
     PricewaterhouseCoopers LLP
     Baltimore, MD

This report is not to be distributed unless preceded or accompanied by a prospectus.

               LEGG MASON WOOD WALKER, INCORPORATED
      -------------------------------------------------------
                         100 Light Street
              P.O. Box 1476, Baltimore, MD 21203-1476
                         410 - 539 - 0000
LMF-042
8/01

                                  SEMI-ANNUAL REPORT
                                    JUNE 30, 2001

                                      LEGG MASON
                                        GLOBAL
                                     TRUST, INC.

                                 GLOBAL INCOME TRUST
                              INTERNATIONAL EQUITY TRUST
                                EMERGING MARKETS TRUST
                                     EUROPE FUND
                              PRIMARY CLASS AND CLASS A

                               [LEGG MASON FUNDS LOGO]

To Our Shareholders,

  We are pleased to provide you with the semi-annual report for the Legg Mason Global Trust, Inc., comprised of the Global Income Trust, International Equity Trust, Emerging Markets Trust, and Europe Fund, for the six months ended June 30, 2001.

  Beginning on the next page, the portfolio managers responsible for the Global Trust portfolios discuss results for the first half of 2001 and the investment outlook. The Funds' total returns for various periods ended June 30, 2001, are shown later in this report. For each of our Funds, we remind you that historical performance is not indicative of future results, and the principal value of our holdings will continue to fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

  Many shareholders invest regularly in Fund shares on a dollar cost averaging basis through a program we call Future First. Most do so by authorizing automatic, monthly transfers of $50 or more from their bank checking or Legg Mason accounts. Dollar cost averaging is a convenient and sensible way to invest, as it encourages continued purchases during market downswings when the best values are available. Of course, it does not ensure a profit nor protect against declines in the value of your investment. Your Legg Mason Financial Advisor will be happy to help you establish a Future First dollar cost averaging account should you wish to do so.

                                             Sincerely,

                                             /S/ EDWARD A. TABER, III
                                             -----------------------------------

                                             Edward A. Taber, III
                                             President

July 30, 2001

Portfolio Managers' Comments

Global Income Trust

Market Overview

     The period was dominated by the deteriorating global economic environment and moves by all major central banks to ease monetary policy in response. In the U.S., short-term rates fell precipitously as the Federal Reserve lowered rates by 2.75%, but medium- and long-term rates actually rose as the market began to worry about a near-term recovery and rising inflationary pressures, resulting in a very steep yield curve by the end of the period. In Europe, the European Central Bank's ("ECB") ability to lower short-term rates was constrained by a sharp rise in headline inflation. Although the ECB cut rates by 0.25%, bond yields rose as longer-dated yields followed U.S. yields higher. In contrast, Japanese bond yields fell as the Bank of Japan returned to a zero interest rate policy and moved to target money growth rather than interest rates. The dollar rose strongly against most major currencies, bolstered by the belief that the Fed was acting prudently, the U.S. economy remained one of the better places to invest, and finally, by news that the Japanese and European economies were deteriorating as well. Corporate bonds performed relatively well, in the belief that monetary ease was improving the long-term outlook for earnings, despite a raft of earnings disappointments. Mortgage-backed bonds also performed well, as agency and swap spreads tightened and investors became less concerned by the end of the period about prepayment risk. High yield bonds underperformed, especially in Europe, but most emerging market bonds, with the principal exception of Argentina, turned in strong performance as spreads narrowed on expectations of better times ahead.

Fund Performance

     The Fund's investment strategies produced mixed results. With the exception of Japan, sovereign bonds delivered mediocre returns. An underweighting to the Japanese bond market detracted from returns relative to the bond market, as Japanese bonds sharply outperformed other markets. Modestly long duration in the dollar-bloc markets also detracted from returns. Overweight exposure to investment grade credit, particularly the BBB subsector, as well as to mortgages and agencies had a positive impact on returns as spreads narrowed. Emerging market debt also generated strong returns during the period.

     The Fund posted a total return of -0.62% for the six months ending June 30, 2001. The benchmark, Lehman Brothers Global Aggregate Index (50% hedged to U.S.$), returned +0.74%.

Market Commentary and Outlook

     While the global economic growth environment remains poor, the U.S. outlook has improved. Several barriers to growth that cropped up in the past few years have been lowered, but other problems have surfaced. We don't expect much more in economic weakness, but neither do we see much chance for the near-term V-shaped recovery that appears to be priced into the U.S. markets. The Federal Reserve has lowered short-term interest rates rapidly and decisively, to the point where the market now expects the Fed's next major move to be a tightening. However, since the yield curve is steep and credit and mortgage spreads remain quite high, the benefits of lower rates have not been felt by many; thirty-year mortgage rates have not fallen at all since the Fed first cut in January. Capital spending has fallen off dramatically, and capacity and inventories are mounting. Taking all this into consideration, we believe a substantial turnaround is still many months away, and near-term risks of further weakness are significant. Europe is sliding down the same slope the U.S. has already traversed. Fears of inflation have been replaced by concerns over growth prospects. Further business confidence declines have been compounded with declining consumer confidence. The prolonged decline in the manufacturing sector is now threatening to spill over to the consumer sector as employment prospects are worsening and fiscal stimulus from lower taxes has been negated by higher inflation. In Japan, the economic backdrop has worsened as rising inventories and falling exports point to further weakness in manufacturing while deflationary pressures are rising. The Bank of Japan appears to have backed away from quantitative easing at the same time that its new Prime Minister vows to slash spending, locking the economy in a vise-grip of deflationary monetary policy. Nonetheless, the momentum towards reform, especially in dealing with banks' bad debts, is significant. Emerging market spreads are punishingly high, and Latin economies in particular are struggling with burdensome debt loads, tottering currencies, and deflating prices.

Strategy

     Under the above macroeconomic scenario, we believe in maintaining a moderately long duration posture as inflation declines and as a hedge against further economic weakness. In the U.S., we continue to favor a barbelled exposure which should benefit as short-term rates stabilize, while a benign inflation outlook should bolster the appeal of long-term rates. We also continue to favor exposure to high quality spread products, as well as an exposure to higher quality emerging market sovereigns and high yield corporates. In Europe, we have recently added to duration out of the U.S. into short and intermediate maturities. We are positioned for the yield curve to steepen as the ECB resumes monetary easing. In the U.K., we are adopting a barbell into short and longer dated bonds, as we believe recent fears of inflation are overblown. In Japan, we will retain an underweight duration, as there is a growing risk that the proposed cap on JGB issuance will be exceeded due to the undershooting of growth targets, while in the medium term, reforms and a reflationary monetary policy will lead to significantly higher yields. In currencies, the outlook for the euro is less certain and we are underweighted relative to sterling until growth prospects improve. Near term, the yen will continue to suffer from weak growth and poor domestic confidence; as such, we remain underweight.

                                              Western Asset Management Company

July 23, 2001

Portfolio Managers' Comments

International Equity Trust

Performance

     For the year to date, the International Equity Trust's return was -12.3%, compared with -14.9% for the Morgan Stanley Capital International (MSCI) Europe, Australia and the Far East (EAFE) Index.

     For the first half of the year, the Fund outperformed the benchmark due to positive stock selection and region/sector weightings. Stock selection was positive across all the regions: in Japan, selection was most positive in the industrials sector; in Europe, banks added value (particularly the Irish banks); and in the U.K., it was the consumer staples sector.

     Japan was the best performing of the larger regions for the year to date, down 8.3%; returns for the U.K. and continental Europe were more negative, -14.2% and -20.1%. The Resource Countries (Australia, New Zealand and Canada) rose 1.8%, buoyed by their banking and materials sectors.

     Returns in non-U.S. markets for the first quarter of 2001 reflected a sharp economic slowdown globally. The speed of the correction was a surprise as earnings warnings peppered financial news. Performance for the Fund turned positive in the second quarter of 2001. Extreme swings in sector and style returns lessened. As markets moved more rationally, the Fund performed better than the benchmark, +2.1% compared with -1.3% for the index. All components of our stock selection, which provide a balance among value, growth, expectations and technical factors, worked for the quarter.

Market Overview

     We rank the U.K. as the most attractive of the large regions within EAFE. The U.K. market itself was relatively defensive during the quarter, with its concentration in large energy and pharmaceutical companies. Current conditions exhibit a significant divergence in the economy with pricing pressures in the services segment, while deflation persists in the goods segment. The manufacturing slowdown has been significant, given the slowdown in continental Europe and the relative strength of the British pound versus the euro. Recent volatility in this exchange rate followed Labour's strong victory and speculation that the U.K. would enter the European Monetary Union earlier than expected. Consensus expectations are leaning toward an increase in interest rates from the Bank of England early in 2002. U.K. domestic growth is expected to remain strong and, although influenced by U.S. and European slowdowns, is not expected to fall as much.

     Signs of economic deterioration in Europe increased. Earnings estimates and our growth-to-P/E measures are less attractive as company expectations relative to price paid have fallen. Despite the weak euro, growth rates for export companies are slowing significantly and negative year-on-year growth is expected for the second half of 2001. For the consumer, sentiment that held up well for most of the year is now turning negative. Tax cuts in the largest economies have failed to spur consumption, and high energy and food costs have layered additional burdens on spending. With headline inflation still high and a lack of consensus, interest rates are expected to remain unchanged with no significant cuts to stimulate the economy.

     Japan was ahead of the U.K. and Europe for the six-month period in dollar terms. Our regional model currently ranks Japan neutral as the money flow indicator offsets superior earnings expectations. The Fund is slightly underweight relative to the benchmark, 23% compared with 24% at quarter-end.

     The election of Koizumi as head of the LDP, and hence as Prime Minister, in April prompted excitement that change was afoot in Japan at both the micro and macro levels. His proposed policy initiatives are radical by Japanese standards, but will lead in the short term to a more severe economic environment and a weaker yen. The imminent election for the Upper House is likely to consolidate Koizumi's position and to be positive for Japan in the long run, but there are several political hurdles he must clear first, and his watchwords have been "No pain, no gain." The long term will look rosier if he can effect change.

     At the corporate level, despite slowing and in some cases declining earnings, companies are remarkably optimistic as there are rays of hope for a long-term economic recovery. Technology companies and banks are especially vulnerable to downgrades, but a weaker yen should mitigate the harsher domestic picture for certain companies. Valuations in Japan have fallen to levels comparable to the U.S. and Europe, even on these depressed earnings. The potential is enticing but it may require patience and more pain in the interim. We remain alert to the opportunities, and timing will be important.

     The Resource Countries (Australia, New Zealand and Canada) outperformed other regions, a surprise given that these countries are dominated by the cyclical materials and banking sectors. Aggressive central bank easings helped buoy banking stocks, while investors looked past the weakness in global economies and commodity prices (except oil) in anticipation of eventual recovery. Exporters and commodity producers also benefited from weak home currencies, while oil exploration companies enjoyed the high oil price environment. While signs of economic stabilization and upticks in inflation in the region suggest that central bank easings are nearing an end, positive sentiment appears set to continue as our earnings revision and funds flow indicators rank this region highly.

Strategy

     We believe the key to added value is a disciplined investment process that incorporates rigorous stock selection and effective risk control. We emphasize stock selection, with a secondary focus on regions. Our stock selection process ranks stocks daily across earnings growth, cash flow, expectations, traditional value and technical measures. To add value, the process must be customized by region and industry sector.

     We maintain a balance among size, sector and region for the Fund within Japan, continental Europe, the U.K., Asia ex-Japan and the Resource Countries through the combination of sector scoring and portfolio construction rules. As a result, the Fund is well diversified across the regions and industries.

     The Fund, oriented towards fundamental measures of both value and growth, was attractively valued compared with the EAFE benchmark, with a lower forward P/E, 14.7x compared with 19.3x, and a more attractive growth-to-P/E ratio, 2.0x compared with 1.7x.

                                         Batterymarch Financial Management, Inc.

July 24, 2001

Portfolio Managers' Comments
Emerging Markets Trust

Performance

     For the year to date, the Emerging Markets Trust's return was +3.4%, compared with -1.8% for the Morgan Stanley Capital International (MSCI) Emerging Markets Free (EMF) Index.

     The Fund benefited from both positive stock selection and country weights during the period. The most positive contributions stemmed from stock selection and overweights relative to the benchmark in China and Mexico. In addition, we favored Korea, the best performing market in Asia, up 18.3% for the year to date, over Taiwan, which saw negative returns.

     U.S. equity investors struggle to reconcile their optimism for the future, generated by the liquidity expansion created by the Federal Reserve's rate cuts, with their pessimism of the present, generated by economic conditions as companies report earnings downgrades and workforce layoffs. In Europe, signs of economic deterioration are increasing. The U.S. and Europe are among emerging markets' largest customers for exports. Is there enough recovery in the offing, based on currently reported conditions, to support economic growth in emerging markets?

     We believe the answer is yes, recognizing the impact that additional U.S. liquidity will have both on the market for exports and on the willingness of banks to undertake lending to emerging markets companies. Both have the prospect of improving the growth rates in emerging markets at a time when growth seems difficult to obtain.

     Emerging markets suffered two lingering currency crises during the period without causing disruptions to developed markets or to the emerging markets asset class. In this regard, the crises in Argentina and in Turkey were much like the devaluation of the Brazilian real in 1998. The disaster in the Brazilian economy had already been priced into the equity market by the time the crisis reached its peak; prices were down far enough that the final sell-off was cause for equity prices to rise. The rest of the world saw no reason to react negatively. This time the reaction appears to be no different, with investors' apprehension of contagion limited to Brazil.

Market Commentary

     Latin American regional performance was ahead of the emerging markets benchmark for the year to date, up +5.7% compared with -1.8% for the MSCI EMF Index. Mexico was among the best performing markets year-to-date, up +25.1% (with the peso as the world's strongest major currency). Citigroup's offer to acquire Banacci spurred interest in the equity market. Interest rates in Mexico dropped rapidly during the second quarter, and year-to-date inflation was actually slightly below U.S. levels. Despite its attractive fundamentals and its superior performance, investors remain concerned about Mexico's vulnerability to the U.S. slowdown; valuations, therefore, are low.

     Brazil is suffering from a combination of ills, including its proximity to Argentina, similarly difficult debt dynamics, a shortage of electric energy and tumultuous politics. The key differences, compared to Argentina, are a flexible exchange rate regime and more credible policy response -- especially a continuing commitment to overachieve versus the targeted fiscal surplus.

     Within Asia, China's economy appears relatively isolated from economic events in the U.S. and Europe and has finally seen estimates of growth turn upward after nine years of steadily declining growth rates. In Korea, although its pace of reform and restructuring is not as rapid as investors might wish, the country and corporate sectors are carrying out tough programs to improve the sovereign credit standing and corporate cost structure. The Korean market trades at among the most attractive valuations available in the world, at a P/E ratio of 6x.

     In Taiwan, however, the economy is reaching a stalemate, hurt by the global slowdown and the government's inability to kick-start its various restructuring programs, particularly for its financial sector. As a result, Taiwan is now one of the few Asian economies in which its banking non-performing assets are still growing.

     Russia remains difficult for investors: a limited number of companies in which to invest; imperfect corporate governance; and thin markets. Nevertheless, it seems likely that in several years Russia will become the dominant investment opportunity in the Europe-Middle East-Africa region.

Strategy

     Our investment strategy is to seek well-managed, high quality companies which are expected to participate in the eventual economic growth of emerging markets, at reasonable prices.

     In selecting stocks, we research our universe of stocks for attractive growth opportunities at reasonable valuations and use proprietary measures of growth and valuation that we tailor to each market. We use both fundamental analysis (review of management, competitive resources, market position and financial condition to develop qualitative stock opinions) and quantitative valuation (earnings expectations, growth, valuation and technical factors).

     The Fund is well diversified across sectors and markets. The Fund's forward P/E ratio of 8.6x is lower than 10.2x for the benchmark and the two-year growth rate is higher, 20.6% compared with 19.9%.

     Looking forward, the emerging markets index has a growth-to-P/E ratio of 1.8x, which is very attractive compared with other investment alternatives. The Fund's growth-to-P/E ratio is even more attractive, at 2.6x.

                                         Batterymarch Financial Management, Inc.

July 24, 2001

Portfolio Managers' Comments

Europe Fund

     Having started the year brightly in January, equity markets generally have declined and returned to last year's bearish mode. Whilst interest rate cuts have made the headlines across the world, investors are more concerned over the immediate economic outlook and the prospects for company profitability. Economic data from the U.S. clearly indicate a sharp slowdown in activity, albeit from an unsustainably high level. The U.S. grew by 1.4% in the fourth quarter of last year, below expectations, and while there was little sign at the time of the weakness being transferred across the Atlantic, European equity markets felt the chill at the prospect of a global slowdown. The macro environment here in Europe at the start of the year showed a mixed picture. Evidence in the U.K. was similar to the United States, where growth had slowed rapidly in the last quarter of the year. Fourth quarter GDP rose by only 0.3%, while in Continental Europe talk was still of the threat of inflation and how this could be controlled. German industrial production in December 2000 showed a rise of 0.7%, and many of the European economies showed annualised growth of near 3% in the final quarter of 2000. However, as we moved through the year, the U.S. and U.K. slowdowns have been mirrored elsewhere in Europe and concerns are now shifting from inflation to the lack of growth.

     Against this backdrop, corporate newsflow has been poor and share prices have fallen. The broad markets, as measured by Morgan Stanley Capital International (MSCI), have declined by 18% for the year to date in dollar terms. Indeed, European markets have underperformed America as a number of specific issues have unraveled. The wireless sector, which dominates the European technology market, has been in a period of transition from second generation narrow band into GPRS broadband and ultimately third generation technology. While this transition opens the way for technological improvements, it has caused considerable short-term uncertainty across the industry, from operators like Vodafone and Orange, to those involved in the manufacture and development of infrastructure, including Nokia and Ericsson, as large rollout costs are incurred without any large immediate payback. Despite the problems that each of these companies now face, we still believe that the industry will be one of the more dynamic available to investors, especially once the new technology is bedded down and wider usage applications are adopted. Headlines, for this year at least, will continue to be negative. Forecasts for the global sale of wireless handsets started the year with analysts expecting sales in excess of 550 million units. As we reach the mid-point of the year, the industry is looking for sales anywhere between 350 to 400 million. The incumbent telephone companies have also had to pay substantial amounts for licenses to access the new spectrum, increasing debt levels. Over and above these specific problems, the rollout of the new third generation offering has been delayed into next year. The earnings and visibility that these connected industries once offered has declined for the time being.

     Earnings worries in Europe were not just confined to the technology and telephony areas, but the weakening economic backdrop has had a negative influence across most sectors. Interest rates have been reduced in the U.K. and by the European Central Bank in Euroland. The debate going forward is how quickly these cuts will take effect. Much will depend on the U.S. economy's reaction to interest rate cuts made already. Economists talk in terms of "V" and "U" shaped recoveries. Calling for an immediate bounce back, or "V" shape, is in our view perhaps premature, and we would prefer to look for a more gradual "U" shaped recovery. In this respect, the recovery prospects are encouraging. European economies do not have to correct from the period of excessive growth which occurred in the U.S. for much of the 1990s. A number of structural features continue to stand out. The corporate restructuring theme, which has been present in Europe over the last five years, is now more imperative than ever.

Current economic conditions will force Europeans to get tough just to maintain competitiveness. Corporate action has continued apace. Allianz, whose move last year to buy Dresdner Bank failed, tried again and this time seems to have won the day, and this has started a chain of financial unbundling across Germany involving many of that country's leading names. This is one of a number of examples.

     The Fund has been active over the period. In general, we have sought to decrease the weighting in the technology and telecom areas. While we remain confident for the longer-term outlook, the short-term picture is unclear given the industry transition mentioned above. With the proceeds, we have sought to broaden the exposure of the portfolio to include a greater industrial and consumer element, especially with the euro currency trading at such advantageous levels against the dollar. We believe that these will be the first areas to anticipate the eventual recovery. Here we would include stocks like Schneider Electronics, Hennes and Mauritz, Accor and Adidas.

     To conclude, while the present picture in equity markets looks uncertain, we are encouraged by some signs that the economic slowdown is bottoming out. A more favourable economic background will help our growth style, which has been out of favour for the last twelve months. At present, many growth situations are as unloved as they were in favour at the height of the market euphoria at the beginning of 2000, and we would expect to see a more favourable growth backdrop developing as the year progresses. It is our feeling that a lot of bad news is now priced into the markets at these levels. The immediate catalysts that many investors are looking for include no further deterioration in inventory levels, leading indicators turning up, and improving earnings outlooks. We believe that some of these signs are beginning to appear.

                                Lombard Odier International Portfolio Management

July 25, 2001

Performance Information

Legg Mason Global Trust, Inc.

Total Returns for One Year, Five Years and Life of Class, as of June 30, 2001

  The returns shown are based on historical results and are not intended to indicate future performance. Total return measures investment performance in terms of appreciation or depreciation in a Fund's net asset value per share, plus dividends and any capital gain distributions. It assumes that dividends and distributions were reinvested at the time they were paid. The investment return and principal value of an investment in each of these Funds will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Average annual returns tend to smooth out variations in a Fund's return, so that they differ from actual year-to-year results. No adjustments have been made for any income taxes payable by shareholders.

  Each Fund has at least two authorized classes of shares: Primary Class and Institutional Class. Europe Fund has an additional authorized class of shares:
Class A. Information about the Institutional Class, offered only to certain institutional investors, is contained in a separate report to its shareholders.

  The Funds' total returns as of June 30, 2001, are as follows:

                                                                            Europe Fund
                                                                 ---------------------------------
                             Global   International   Emerging      Including         Excluding
                             Income      Equity       Markets        Maximum           Maximum
                             Trust        Trust        Trust     Sales Charge(A)   Sales Charge(A)
--------------------------------------------------------------------------------------------------
Average Annual Total Return
  Primary Class:
    One Year                 -1.13%      -23.17%       -24.82%           N/A            -35.05%
    Five Years               +1.47%       -0.27%        +0.20%           N/A                --
    Life of Class(B)         +3.98%       +2.76%        +0.24%           N/A             +1.41%
  Class A:
    One Year                   N/A          N/A           N/A         -37.55%           -34.45%
    Five Years                 N/A          N/A           N/A          +5.99%            +7.03%
    Life of Class(C)           N/A          N/A           N/A          +5.96%            +6.31%
Cumulative Total Return
  Primary Class:
    One Year                 -1.13%      -23.17%       -24.82%           N/A            -35.05%
    Five Years               +7.56%       -1.36%        +1.01%           N/A                --
    Life of Class(B)         +37.78%     +18.90%        +1.21%           N/A             +5.67%
  Class A:
    One Year                   N/A          N/A           N/A         -37.55%           -34.45%
    Five Years                 N/A          N/A           N/A         +33.74%           +40.43%
    Life of Class(C)           N/A          N/A           N/A        +136.58%          +148.41%
--------------------------------------------------------------------------------------------------


(A)   Class A shares are subject to a front-end sales charge which varies depending on the purchase amount. The maximum charge is 4.75% and it is reduced as the purchase amount increases. See the prospectus for additional information.

(B)   Primary Class inception dates are:
       Global Income Trust -- April 15, 1993
       International Equity Trust -- February 17, 1995
       Emerging Markets Trust -- May 28, 1996
       Europe Fund -- July 23, 1997

(C)   Europe Fund Class A inception date is August 19, 1986.

N/A -- Not applicable.

Industry Diversification
Legg Mason Global Trust, Inc.
June 30, 2001 (Unaudited)

International Equity Trust

                                                              % OF NET
                                                               ASSETS     VALUE
---------------------------------------------------------------------------------
                                                                            (000)
Aerospace & Defense                                              0.4%    $    476
Auto Components                                                  0.6          849
Automobiles                                                      5.8        7,735
Banks                                                           13.2       17,570
Beverages                                                        0.9        1,147
Building Products                                                0.9        1,213
Chemicals                                                        0.7          937
Communications Equipment                                         1.7        2,319
Computer & Peripherals                                           0.2          244
Construction & Engineering                                       2.9        3,938
Diversified Financials                                           2.7        3,584
Diversified Telecommunications                                   3.1        4,089
Electric Utilities                                               7.5        9,955
Electrical Equipment                                             1.0        1,287
Electronic Equipment & Instruments                               0.3          426
Energy Equipment & Services                                      0.1          123
Food & Drug Retailing                                            0.4          489
Food Products                                                    3.5        4,635
Gas Utilities                                                    0.8        1,003
Health Care Equipment                                            0.3          458
Health Care Providers & Services                                 0.5          622
Hotels, Restaurants & Leisure                                    0.5          624
Household Durables                                               2.6        3,445
Household Products                                               1.2        1,573
Industrial Conglomerates                                         1.6        2,178
Insurance                                                        3.2        4,314
Internet Software & Services                                     0.8        1,049
Leisure Equipment & Products                                     0.2          283
Machinery                                                        0.5          694
Marine                                                           1.4        1,921
Media                                                            1.3        1,747
Metals & Mining                                                  2.1        2,857
Multi-Utilities                                                  0.6          779
Office Electronics                                               2.3        3,112
Oil & Gas                                                       12.2       16,330
Paper & Forest Products                                          0.7          874
Pharmaceuticals                                                  9.5       12,744
Real Estate                                                      1.8        2,426
Road & Rail                                                      1.0        1,370
Semiconductor Equipment & Products                               1.1        1,524
Specialty Retail                                                 0.8        1,103
Textiles & Apparel                                               1.2        1,565
Tobacco                                                          1.5        2,023
Transportation Infrastructure                                    0.3          392
Water Utilities                                                  0.6          782
Wireless Telecommunication Services                              2.8        3,784
Short-Term Investments                                           1.2        1,554
                                                               -----     --------
Total Investment Portfolio                                     100.5      134,146
Other Assets Less Liabilities                                   (0.5)        (612)
                                                               -----     --------
NET ASSETS                                                     100.0%    $133,534
                                                               =====     ========

Emerging Markets Trust

                                                              % OF NET
                                                               ASSETS     VALUE
--------------------------------------------------------------------------------
                                                                           (000)
Aerospace & Defense                                              2.1%    $ 1,526
Automobiles                                                      1.7       1,204
Banks                                                            8.9       6,373
Beverages                                                        3.4       2,422
Chemicals                                                        1.3         935
Communications Equipment                                         2.4       1,694
Computer & Peripherals                                           0.8         563
Construction & Engineering                                       0.4         257
Construction Materials                                           2.0       1,406
Distribution                                                     1.1         784
Diversified Financials                                           1.6       1,172
Diversified Telecommunications                                   8.1       5,747
Electric Utilities                                               5.7       4,043
Electrical Equipment                                             0.8         610
Electronic Equipment & Instruments                               0.7         516
Food & Drug Retailing                                            1.0         721
Food Products                                                    0.0          26
Health Care Equipment                                            0.2         126
Household Durables                                               0.9         627
Industrial Conglomerates                                         3.5       2,473
Insurance                                                        1.3         913
Internet Software & Services                                     1.7       1,252
IT Consulting & Services                                         2.1       1,480
Marine                                                           0.7         489
Media                                                            0.6         440
Metals & Mining                                                  5.1       3,623
Multiline Retail                                                 3.7       2,657
Oil & Gas                                                        7.7       5,484
Paper & Forest Products                                          0.1          55
Real Estate                                                      1.4       1,023
Semiconductor Equipment & Products                              10.4       7,406
Software                                                         1.4       1,010
Specialty Retail                                                 0.5         367
Tobacco                                                          0.7         496
Transportation Infrastructure                                    0.6         419
Wireless Telecommunication Services                             13.7       9,757
                                                               -----     -------
Total Investment Portfolio                                      98.3      70,096
Other Assets Less Liabilities                                    1.7       1,236
                                                               -----     -------
NET ASSETS                                                     100.0%    $71,332
                                                               =====     =======



Europe Fund

                                                              % OF NET
                                                               ASSETS     VALUE
--------------------------------------------------------------------------------
                                                                           (000)
Auto Components                                                  3.5%    $ 2,864
Banks                                                           13.5      11,017
Capital Goods                                                    6.3       5,155
Commercial Services & Supplies                                   1.8       1,462
Consumer Durables & Apparel                                      2.7       2,194
Diversified Financials                                           6.4       5,248
Energy                                                           7.8       6,362
Food, Beverage & Tobacco                                         4.4       3,624
Food & Drug Retailing                                            2.7       2,219
Hotels, Restaurants & Leisure                                    2.7       2,201
Insurance                                                        7.4       6,081
Materials                                                        2.7       2,213
Media                                                            2.6       2,160
Pharmaceuticals & Biotechnology                                 12.1       9,915
Retailing                                                        2.8       2,281
Software & Services                                              2.1       1,750
Technology Hardware & Equipment                                  4.8       3,929
Telecommunication Services                                      10.2       8,320
Transportation                                                   0.8         640
Utilities                                                        1.6       1,288
                                                               -----     -------
Total Investment Portfolio                                      98.9      80,923
Other Assets Less Liabilities                                    1.1         900
                                                               -----     -------
NET ASSETS                                                     100.0%    $81,823
                                                               =====     =======

Statement of Net Assets
Legg Mason Global Trust, Inc.
June 30, 2001 (Unaudited)
(Amounts in Thousands)
Global Income Trust

                                                         Rate     Maturity Date  Par(K)         Value
------------------------------------------------------------------------------------------------------
Long-Term Securities -- 97.3%
Australian Dollar -- 1.1%
Government Obligations -- 1.1%
  Commonwealth of Australia                              9.000%      9/15/04         950       $   541
------------------------------------------------------------------------------------------------------
British Sterling -- 2.8%
Corporate Bonds and Notes -- 2.3%
  Banking and Finance -- 1.1%
  Bank of Scotland Capital Funding                       8.117%      5/31/10         120           180(B,G)
  Welcome Break Financial PLC                            8.284%      9/1/17          200           323
                                                                                               -------
                                                                                                   503
                                                                                               -------
  Diversified Services -- 0.2%
  Luxfer Holdings PLC                                   10.125%      5/1/09           50            73
                                                                                               -------
  Electric -- 0.2%
  The AES Corporation                                    8.375%      3/1/11           50            70
                                                                                               -------
  Gaming -- 0.1%
  Gala Group Holdings plc                               12.000%      6/1/10           40            62(B)
                                                                                               -------
  Gas/Pipeline -- 0.5%
  BG Transco PLC                                         5.375%      12/7/09         195           252
                                                                                               -------
  Telecommunications -- 0.2%
  Energis plc                                            9.125%      3/15/10          40            50
  Telewest Communications plc                            9.875%      2/1/10           40            46
                                                                                               -------
                                                                                                    96
                                                                                               -------
Total Corporate Bonds and Notes                                                                  1,056
                                                                                               -------
Government Obligations -- 0.5%
  United Kingdom of Great Britain and Northern Ireland   8.000%      12/7/15         140           250
                                                                                               -------
Total British Sterling                                                                           1,306
------------------------------------------------------------------------------------------------------
Danish Krone -- 4.4%
Corporate Bonds and Notes -- 4.4%
  Banking and Finance -- 4.4%
  Nykredit                                               6.000%      10/1/29      15,272         1,661
  Unikredit Realkredit                                   6.000%      7/1/29        3,775           411
                                                                                               -------
Total Danish Krone                                                                               2,072
------------------------------------------------------------------------------------------------------
Euro -- 10.6%
Corporate Bonds and Notes -- 5.7%
  Auto Parts and Equipment -- 0.1%
  Lear Corporation                                       8.125%      4/1/08           30            25(B)
                                                                                               -------

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                         Rate     Maturity Date  Par(K)         Value
------------------------------------------------------------------------------------------------------
Euro -- Continued
  Banking and Finance -- 1.6%
  Irish Life & Permanent plc                             6.250%      2/15/11         300       $   255
  Lloyds TSB Capital 1                                   7.375%      2/7/49          300           241(G)
  North West Water Finance plc                           6.625%      11/8/07         285           252
                                                                                               -------
                                                                                                   748
                                                                                               -------
  Building Materials -- 0.1%
  Friedrich Grohe AG                                    11.500%     11/15/10          60            54
                                                                                               -------
  Capital Goods -- 0.1%
  Kappa Beheer B.V.                                     10.625%      7/15/09          50            46
                                                                                               -------
  Chemicals -- 0.1%
  Messer Griesham Holdings AG                           10.375%      6/1/11           30            27(B)
  Vantico                                               12.000%      8/1/10           20            18(B)
                                                                                               -------
                                                                                                    45
                                                                                               -------
  Manufacturing (Diversified) -- 1.6%
  Alfa Laval AB                                         12.125%     11/15/10          80            77(B)
  FKI plc                                                6.625%      2/22/10         800           678
                                                                                               -------
                                                                                                   755
                                                                                               -------
  Media -- 0.1%
  Antenna TV S.A.                                        9.750%      7/1/08           60            52(B)
                                                                                               -------
  Oil and Gas -- 0.1%
  Petroplus Funding BV                                  10.500%     10/15/10          70            62(B)
                                                                                               -------
  Real Estate -- 0.1%
  Jones Lang LaSalle Finance Inc.                        9.000%      6/15/07          65            59(B)
                                                                                               -------
  Telecommunications -- 1.8%
  British Telecommunications plc                         6.875%      2/15/11         400           345
  COLT Telecom Group plc                                 7.625%     12/15/09          30            20(B)
  NTL Communications Corporation                         9.875%     11/15/09          80            41
  Koninklijke KPN NV                                     7.250%      4/12/06         500           429
                                                                                               -------
                                                                                                   835
                                                                                               -------
Total Corporate Bonds and Notes                                                                  2,681
                                                                                               -------
Government Obligations -- 4.9%
  Federal Republic of Germany                            4.250%      3/14/03       1,400         1,185
  Federal Republic of Germany                            5.500%      1/4/31        1,400         1,164
                                                                                               -------
                                                                                                 2,349
                                                                                               -------
Total Euro                                                                                       5,030
------------------------------------------------------------------------------------------------------

                                                         Rate     Maturity Date  Par(K)         Value
------------------------------------------------------------------------------------------------------
Japanese Yen -- 7.6%
Corporate Bonds and Notes -- 5.3%
  Banking and Finance -- 5.3%
  General Electric Financial Assurance Holdings          1.600%      6/20/11     110,000       $   887
  Pfandbriefstelle Der Oesterr                           1.600%      2/15/11      70,000           590
  Toyota Motor Credit Corporation                        0.750%      6/9/08      125,000         1,001
                                                                                               -------
Total Corporate Bonds and Notes                                                                  2,478
                                                                                               -------
Government Obligations -- 2.3%
  Quebec Province                                        1.600%      5/9/13      135,000         1,103
                                                                                               -------
Total Japanese Yen                                                                               3,581
------------------------------------------------------------------------------------------------------
New Zealand Dollar -- 1.2%
Government Obligations -- 1.2%
  New Zealand                                            7.000%      7/15/09         740           305
  New Zealand                                            6.000%     11/15/11         750           287
                                                                                               -------
Total New Zealand Dollar                                                                           592
------------------------------------------------------------------------------------------------------
Norwegian Krone -- 3.6%
Government Obligations -- 3.6%
  Kingdom of Norway                                      5.500%      5/15/09      17,100         1,701
------------------------------------------------------------------------------------------------------
Polish Zloty -- 1.8%
Government Obligations -- 1.8%
  Republic of Poland                                     0.000%      4/21/03         900           175(D)
  Republic of Poland                                     8.500%      2/12/06       3,300           688
                                                                                               -------
Total Polish Zloty                                                                                 863
------------------------------------------------------------------------------------------------------
Swedish Krona -- 3.0%
Corporate Bonds and Notes -- 1.2%
  Banking and Finance -- 1.2%
  AB Spintab                                             5.750%      6/15/05       6,000           558
                                                                                               -------
Government Obligations -- 1.8%
  Kingdom of Sweden                                      6.000%      2/9/05        9,000           854
                                                                                               -------
Total Swedish Krona                                                                              1,412
------------------------------------------------------------------------------------------------------
United States Dollar -- 61.2%
Corporate Bonds and Notes -- 14.2%
  Aerospace/Defense -- 0.4%
  Systems Asset Trust 2001                               6.664%      9/15/13         200           200(B)
                                                                                               -------
  Auto Parts and Equipment -- N.M.
  American Axle & Manufacturing Inc.                     9.750%      3/1/09           14            14
                                                                                               -------

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                         Rate     Maturity Date  Par(K)         Value
------------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
  Banking and Finance -- 5.5%
  Associates Corporation of North America                5.800%      4/20/04         750       $   757
  Bank of America Corporation                            7.800%      2/15/10         300           319
  Ford Motor Credit Company                              7.600%      8/1/05          250           262
  Lehman Brothers Holdings Inc.                          6.625%      4/1/04          500           515
  PSA Corporation Limited                                7.125%      8/1/05          350           365(B)
  Wells Fargo Bank NA, San Francisco                     6.450%      2/1/11          380           372
                                                                                               -------
                                                                                                 2,590
                                                                                               -------
  Building Materials -- N.M.
  American Standard Cos., Inc.                           7.625%      2/15/10           5             5
                                                                                               -------
  Cable -- 0.5%
  Adelphia Communications Corporation                   10.875%      10/1/10          40            40
  Charter Communications Holdings LLC                    8.625%      4/1/09          125           118
  CSC Holdings Inc.                                      7.625%      4/1/11          110           105(B)
                                                                                               -------
                                                                                                   263
                                                                                               -------
  Chemicals -- 0.7%
  Avecia Group plc                                      11.000%      7/1/09           39            40(A)
  Georgia Gulf Corporation                              10.375%      11/1/07          20            20
  Hercules Incorporated                                 11.125%     11/15/07           2             2(B)
  Huntsman ICI Holdings LLC                              0.000%     12/31/09          34            11(D)
  Rohm and Haas Company                                  7.400%      7/15/09         250           260
                                                                                               -------
                                                                                                   333
                                                                                               -------
  Consumer Products -- 0.7%
  Unilever Capital Corporation                           7.125%      11/1/10         300           311
                                                                                               -------
  Diversified Services -- N.M.
  Kansas City Southern Railway                           9.500%      10/1/08          10            11
                                                                                               -------
  Electric -- 1.0%
  CMS Energy Corporation                                 9.875%     10/15/07          75            79
  Korea Electric Power Corporation                       7.750%      4/1/13          350           353(A)
  The AES Corporation                                    9.500%      6/1/09           25            25
                                                                                               -------
                                                                                                   457
                                                                                               -------
  Electronics (Semiconductors) -- 0.1%
  Flextronics International Ltd.                         9.875%      7/1/10           36            36(A)
                                                                                               -------

                                                         Rate     Maturity Date  Par(K)         Value
------------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
  Energy -- 0.2%
  Peabody Energy Corporation                             9.625%      5/15/08          75       $    80
                                                                                               -------
  Environmental Services -- 1.1%
  Allied Waste North America Incorporated                8.875%      4/1/08           60            61(B)
  Waste Management, Inc.                                 6.875%      5/15/09         450           438
                                                                                               -------
                                                                                                   499
                                                                                               -------
  Food, Beverage and Tobacco -- 0.7%
  The Pepsi Bottling Group Incorporated                  7.000%      3/1/29          350           349
                                                                                               -------
  Forestry -- 0.1%
  Tembec Industries Inc.                                 8.500%      2/1/11           40            41(B)
                                                                                               -------
  Gaming -- 0.1%
  Harrahs Operating Company, Inc.                        7.875%     12/15/05          25            25
  Park Place Entertainment Corporation                   9.375%      2/15/07          35            37
                                                                                               -------
                                                                                                    62
                                                                                               -------
  Health Care -- 0.1%
  HCA Inc.                                               8.750%      9/1/10           25            27
  Tenet Healthcare Corporation                           8.625%      12/1/03          25            26
                                                                                               -------
                                                                                                    53
                                                                                               -------
  Homebuilding -- N.M.
  The Ryland Group, Inc.                                 9.750%      9/1/10            4             4
                                                                                               -------
  Machinery (Diversified) -- 0.2%
  Terex Corporation                                      8.875%      4/1/08           34            33
  Terex Corporation                                     10.375%      4/1/11           40            41(B)
                                                                                               -------
                                                                                                    74
                                                                                               -------
  Media -- 0.6%
  AMFM Inc.                                              8.125%     12/15/07          73            76
  AOL Time Warner Inc.                                   7.625%      4/15/31         200           200
  EchoStar DBS Corporation                               9.375%      2/1/09           25            24
                                                                                               -------
                                                                                                   300
                                                                                               -------
  Oil and Gas -- 0.1%
  Triton Energy Limited                                  8.875%      10/1/07          60            61(A)
                                                                                               -------
  Pharmaceuticals -- 0.1%
  ICN Pharmaceuticals, Inc.                              8.750%     11/15/08          40            41(B)
                                                                                               -------

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                         Rate     Maturity Date  Par(K)         Value
------------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Corporate Bonds and Notes -- Continued
  Pharmacy Services -- N.M.
  Omnicare, Inc.                                         8.125%      3/15/11          20       $    20(B)
                                                                                               -------
  Steel (Producers) -- 0.1%
  AK Steel Corporation                                   7.875%      2/15/09          45            43
                                                                                               -------
  Telecommunications -- 1.7%
  Dobson Communications Corporation                     10.875%      7/1/10           75            75
  France Telecom S.A.                                    7.750%      3/1/11          200           204(A,B)
  France Telecom S.A.                                    8.500%      3/1/31          100           104(A,B)
  Global Crossing Holdings Ltd.                          8.700%      8/1/07           40            31(A)
  McLeodUSA Incorporated                                 0.000%      3/1/07            3             2(G)
  McLeodUSA Incorporated                                11.375%      1/1/09           15             9
  Nextel Communications, Inc.                            9.375%     11/15/09          86            68
  VoiceStream Wireless Corporation                      10.375%     11/15/09         111           126
  WorldCom, Inc.                                         8.250%      5/15/31         200           195
                                                                                               -------
                                                                                                   814
                                                                                               -------
  Transportation -- 0.2%
  Avis Group Holdings, Inc.                             11.000%      5/1/09           75            84
                                                                                               -------
Total Corporate Bonds and Notes                                                                  6,745
                                                                                               -------
Asset-Backed Securities -- 0.1%
  Indexed Securities(C) -- 0.1%
  SLM Student Loan Trust 1998-2                          5.342%      4/25/07          37            37
                                                                                               -------
Mortgage-Backed Securities -- 0.4%
  Stripped Securities -- 0.4%
  GMAC Commercial Mortgage Security Incorporated         1.005%      7/15/09       7,900           198(B,H1)
                                                                                               -------
U.S. Government and Agency Obligations -- 10.9%
  Fixed-Rate Securities -- 4.4%
  Fannie Mae                                             6.625%      9/15/09          30            31
  Fannie Mae                                             6.625%     11/15/10          70            72
  Fannie Mae                                             6.000%      5/15/11         740           731
  Fannie Mae                                             6.210%      8/6/38           60            56
  Freddie Mac                                            5.125%     10/15/08          40            38
  Freddie Mac                                            5.750%      3/15/09           3             3
  Freddie Mac                                            6.625%      9/15/09         222           229
  Freddie Mac                                            5.875%      3/21/11         325           312
  Freddie Mac                                            6.000%      6/15/11          20            20
  Freddie Mac                                            6.750%      9/15/29         200           204
  Tennessee Valley Authority                             5.375%     11/13/08         110           106

                                                         Rate     Maturity Date  Par(K)         Value
------------------------------------------------------------------------------------------------------
United States Dollar -- Continued
U.S. Government and Agency Obligations -- Continued
  Tennessee Valley Authority                             6.750%      11/1/25         140       $   143
  United States Treasury Bonds                           5.250%     11/15/28          80            73
  United States Treasury Bonds                           6.250%      5/15/30          50            53
                                                                                               -------
                                                                                                 2,071
                                                                                               -------
  Indexed Securities -- 4.0%
  United States Treasury Inflation-Indexed Security      3.625%      4/15/28       1,230         1,260(F)
  United States Treasury Inflation-Indexed Security      3.875%      4/15/29         603           646(F)
                                                                                               -------
                                                                                                 1,906
                                                                                               -------
  Stripped Securities -- 2.5%
  United States Treasury Bonds                           0.000%      2/15/19       3,020         1,044(H2)
  United States Treasury Bonds                           0.000%     11/15/21         520           152(H2)
                                                                                               -------
                                                                                                 1,196
                                                                                               -------
Total U.S. Government and Agency Obligations                                                     5,173
                                                                                               -------
U.S. Government Agency Mortgage-Backed Securities -- 30.6%
  Fixed-Rate Securities -- 30.6%
  Fannie Mae                                             6.500%      5/1/29        1,551         1,528
  Fannie Mae                                             6.500%      7/1/29          641           632
  Fannie Mae                                             6.500%      12/1/29         898           885
  Fannie Mae                                             6.500%      1/1/30          983           969
  Fannie Mae                                             6.500%      2/1/30          716           705
  Fannie Mae                                             7.500%      2/1/30        2,364         2,412
  Freddie Mac                                            6.500%      8/1/29        2,198         2,167
  Government National Mortgage Association               7.000%      8/15/28         179           180
  Government National Mortgage Association               6.000%      7/1/31        1,100         1,065(E)
  Government National Mortgage Association               6.500%      7/1/31        4,000         3,956(E)
                                                                                               -------
Total U.S. Government Agency Mortgage-Backed
  Securities                                                                                    14,499
                                                                                               -------
Foreign Government Obligations -- 5.0%
  Fixed-Rate Securities -- 4.3%
  Argentine Republic                                     0.000%     10/15/02          40            36(A,D)
  Argentine Republic                                     0.000%     10/15/04         130            86(A,D)
  Federative Republic of Brazil                          8.000%      4/15/14         400           295(A)
  Federative Republic of Brazil                         11.000%      8/17/40         384           285(A)
  Republic of Colombia                                  11.750%      2/25/20         145           138(A)
  Republic of Panama                                     4.500%      7/17/14          30            27(A,G)
  Republic of Peru                                       4.500%      3/7/17           40            27(A,G)
  Republic of Peru                                       4.500%      3/7/17          160           111(A,B,G)
  Republic of Poland                                     6.000%     10/27/14         150           148(A,B,G)

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                         Rate     Maturity Date  Par(K)         Value
------------------------------------------------------------------------------------------------------
United States Dollar -- Continued
Foreign Government Obligations -- Continued
  Republic of the Philippines                            9.875%      1/15/19          70       $    61(A)
  Republic of the Philippines                            9.500%     10/21/24          75            74(A)
  United Mexican States                                  8.375%      1/14/11         200           201(A)
  United Mexican States                                 11.500%      5/15/26         415           523(A)
                                                                                               -------
                                                                                                 2,012
                                                                                               -------
  Indexed Securities -- 0.7%
  Republic of Bulgaria                                   6.313%      7/28/11         160           126(A,C)
  Republic of Panama                                     6.016%      7/17/16         283           228(A,C)
                                                                                               -------
                                                                                                   354
                                                                                               -------
Total Foreign Government Obligations                                                             2,366
                                                                                               -------
Warrants -- N.M.
  AT&T Latin America Corporation                         0.000%                       18             0
                                                                                               -------
Total United States Dollar                                                                      29,018
                                                                                               -------
Total Long-Term Securities (Identified Cost --$46,505)                                          46,116
------------------------------------------------------------------------------------------------------
Short-Term Securities -- 11.4%
Options Purchased(J) -- 0.2%
  Euribor Call, September 2001, Strike Price EUR 95                                   50(I)         32
  Euribor Call, September 2001, Strike Price EUR 96                                   10(I)        0.3
  Euribor Call, December 2001, Strike Price EUR 96                                   188(I)         17
  JPY Put/USD Call, July 2001, Strike Price YEN 126                                   12(I)          2
  Sterling Call, September 2001, Strike Price GBP 93                                  26(I)         30
  USD Put/GBP Call, October 2001, Strike Price $1.464                                  6(I)          3
                                                                                               -------
                                                                                                    84
                                                                                               -------
Repurchase Agreements -- 11.2%
  Lehman Brothers, Inc.
    4.05%, dated 6/29/01, to be repurchased at $2,304
    on 7/2/01 (Collateral: $2,295 Fannie Mae Bonds,
    6.63%, due 11/15/30, value $2,349)                                           $ 2,303         2,303

                                                                                 Par(K)         Value
------------------------------------------------------------------------------------------------------
Repurchase Agreements -- Continued
  Merrill Lynch Government Securities, Inc.
    4.11%, dated 6/29/01, to be repurchased at $3,001
    on 7/2/01 (Collateral: $3,120 Tennessee Valley
    Authority Bonds, 5.63%, due 1/18/11, value $3,140)                           $ 3,000       $ 3,000
                                                                                               -------
                                                                                                 5,303
                                                                                               -------
Total Short-Term Securities (Identified Cost --$5,439)                                           5,387
------------------------------------------------------------------------------------------------------
Total Investments -- 108.7% (Identified
  Cost -- $51,944)                                                                              51,503
Other Assets Less Liabilities -- (8.7)%                                                         (4,120)
                                                                                               -------

NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to
  5,899 shares outstanding                                                       $55,588
Under/(Over) distributed net investment income                                       784
Accumulated net realized gain/(loss) on investments
  and currency transactions                                                       (8,801)
Unrealized appreciation/(depreciation) of investments
  and currency transactions                                                         (188)
                                                                                 -------

NET ASSETS -- 100.0%                                                                           $47,383
                                                                                               =======
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                                  $8.03
                                                                                               =======

Legg Mason Global Trust, Inc.

Global Income Trust -- Continued

                                                         Expiration         Actual        Appreciation/
                                                            Date          Contracts       (Depreciation)
--------------------------------------------------------------------------------------------------------
Futures Contracts Purchased(J)
Federal Republic of Germany Treasury Bond Futures      September 2001         24               $(19)
Government of Japan Treasury Bond Futures              September 2001          2                  8
                                                                                               ----
                                                                                               $(11)
                                                                                               ----
Futures Contracts Sold(J)
U.S. Treasury Note Futures                             September 2001         44               $ 17
--------------------------------------------------------------------------------------------------------


(A) Yankee Bond -- A dollar-denominated bond issued in the U.S.by foreign entities.

(B) Rule 144a Security -- A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 4.7% of net assets.

(C) Indexed Security -- The rates of interest earned on these securities are tied to the London Interbank Offered Rate (LIBOR), the Consumer Price Index (CPI), or the One-Year Treasury Constant Maturity Rate.

(D) Zero coupon bond -- A bond with no periodic interest payments which is sold at such a discount as to produce a current yield to maturity.

(E) When-issued security -- Security purchased on a delayed delivery basis. Final settlement amount and maturity date have not yet been announced.

(F) U.S. Treasury Inflation-Indexed Security -- U.S. Treasury security whose principal value is adjusted daily in accordance with changes in the Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(G) Stepped Coupon Security -- A security with a predetermined schedule of interest or dividend rate change.

(H) Stripped Security -- Security with interest-only or principal-only payment streams, denoted by the superscript 1 or 2, respectively. For interest-only securities, the amount shown as principal is the notional balance used to calculate the amount of interest due.

(I) Par represents actual number of contracts.

(J) Options and futures are described in more detail in the notes to financial statements.

(K) Securities are grouped by the currencies in which they were issued, and the par values are also in the issuance currency.

N.M. --  Not meaningful.

See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust, Inc.
June 30, 2001 (Unaudited)
(Amounts in Thousands)

International Equity Trust

                                                               Shares                     Value
-------------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 98.8%

Australia -- 0.3%
  Australia & New Zealand Banking Group Limited                     44                   $    379
                                                                                         --------

Belgium -- 0.9%
  Algemene Maatschappij voor Nijverheidskredit NV (Almanij)         12                        415
  UCB SA                                                            15                        536
  Union Miniere SA                                                   7                        266
                                                                                         --------
                                                                                            1,217
                                                                                         --------

Brazil -- 0.7%
  Embraer - Empresa Brasileira de Aeronautica S.A.                  45                        349
  Petroleo Brasileiro S.A. - Petrobras ADR                          21                        546
  Tele Norte Leste Participacoes S.A. (Telemar)                  1,610                         21(A)
                                                                                         --------
                                                                                              916
                                                                                         --------

Canada -- 1.3%
  Bank of Nova Scotia                                                9                        276
  Canadian Imperial Bank of Commerce                                11                        388
  Manulife Financial Corporation                                    13                        371
  National Bank of Canada                                           17                        323
  Sun Life Financial Services of Canada                             15                        354
                                                                                         --------
                                                                                            1,712
                                                                                         --------

China -- 1.3%
  AsiaInfo Holdings, Inc.                                           53                      1,043(A)
  UTStarcom, Inc. ADR                                               29                        666(A)
                                                                                         --------
                                                                                            1,709
                                                                                         --------

Denmark -- 1.2%
  Danske Bank                                                       34                        608
  TDC A/S                                                           27                        969(A)
                                                                                         --------
                                                                                            1,577
                                                                                         --------

Finland -- 1.2%
  Elcoteq Network                                                   52                        348
  Nokia Oyj                                                         57                      1,293
                                                                                         --------
                                                                                            1,641
                                                                                         --------

France -- 7.4%
  Assurances Generales de France (AGF)                              16                        902
  Aventis S.A.                                                      12                        919
  Bouygues SA                                                       20                        660

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                               Shares                     Value
-------------------------------------------------------------------------------------------------
France -- Continued
  Etablissements Economiques du Casino Guichard-Perrachon
    SA - Class A Warrants                                            2                   $      8(A)
  Etablissements Economiques du Casino Guichard-Perrachon
    SA - Class B Warrants                                            2                          9(A)
  PSA Peugeot Citroen                                                5                      1,256
  Sanofi-Synthelabo SA                                              19                      1,241
  Scor                                                               9                        422
  STMicroelectronics N.V.                                           17                        587
  TotalFinaElf S.A.                                                 23                      3,200
  Vivendi Universal SA                                              12                        718
                                                                                         --------
                                                                                            9,922
                                                                                         --------

Germany -- 4.3%
  Bayer AG                                                          12                        483
  Bayerische Motoren Werke (BMW) AG                                 15                        484
  Deutsche Bank AG                                                   9                        631
  E.On AG                                                           50                      2,604
  Infineon Technologies AG                                          12                        286
  Siemens AG                                                        15                        914
  Volkswagen AG                                                      6                        296
                                                                                         --------
                                                                                            5,698
                                                                                         --------

Hong Kong -- 3.3%
  Bank Of East Asia, Ltd.                                          380                        882
  Brilliance China Automotive Holdings Limited                   3,432                        836
  Cheung Kong (Holdings) Limited                                    63                        686
  Hutchison Whampoa Limited                                        125                      1,265
  New World Development Company Limited                            600                        731
  Peregrine Investment Holdings Limited                            256                         --(A,B)
                                                                                         --------
                                                                                            4,400
                                                                                         --------

Hungary -- 0.2%
  Gedeon Richter Rt.                                                 6                        345
                                                                                         --------

Ireland -- 4.5%
  Allied Irish Banks plc                                           194                      2,173
  Anglo Irish Bank Corporation plc                                 343                      1,305
  Bank of Ireland                                                  208                      2,061
  Jefferson Smurfit Group Plc                                      248                        458
                                                                                         --------
                                                                                            5,997
                                                                                         --------

                                                               Shares                     Value
-------------------------------------------------------------------------------------------------
Italy -- 4.8%
  ENI S.p.A.                                                       157                   $  1,912
  La Fondiaria Assicurazioni                                        80                        412
  Parmalat Finanziaria S.p.A.                                      149                        397
  Pirelli S.p.A.                                                   361                      1,006
  Safilo S.p.A.                                                     43                        456
  Societa Assicuratrice Industriale S.p.A. (SAI)                    30                        453
  Telecom Italia SpA                                               202                      1,817
                                                                                         --------
                                                                                            6,453
                                                                                         --------

Japan -- 22.5%
  ANRITSU CORPORATION                                               28                        423
  Asahi Glass Company, Limited                                     123                      1,022
  CANON, INC.                                                       44                      1,778
  Chubu Electric Power Company, Incorporated                        91                      1,925
  Citizen Watch Co., Ltd.                                           80                        488
  DAIICHI PHARMACEUTICAL CO., LTD                                   52                      1,203
  DAITO TRUST CONSTRUCTION CO., LTD.                                43                        723
  Daiwa House Industry Co., Ltd.                                    18                        141
  Fuji Heavy Industries Ltd.                                        99                        729
  Fujikura Ltd.                                                     45                        274
  Heiwa Corporation                                                 16                        281
  Hitachi Zosen Corporation                                        360                        341(A)
  HONDA MOTOR CO., LTD                                              18                        791
  HOUSE FOODS CORPORATION                                            5                         55
  KAJIMA CORPORATION                                               108                        275
  Kamigumi Co., Ltd.                                                98                        479
  Kawasaki Kisen Kaisha Ltd.                                       197                        374
  KEIO ELECTRIC RAILWAY CO., LTD                                   104                        540
  Kyushu Electric Power Company, Incorporated                       47                        788
  Mitsubishi Logistics Corporation                                  38                        346
  Mitsui O.S.K. Lines, Ltd.                                        242                        710
  MITSUMI ELECTRIC COMPANY, LTD                                     13                        242
  Nintendo Co., Ltd.                                                 2                        273
  Nippon Electric Glass Co., Ltd.                                   13                        184
  Nippon Television Network Corp.                                    2                        557
  NTN CORPORATION                                                  126                        350
  NTT DoCoMo, Inc.                                                N.M.                      1,914
  ONO PHARMACEUTICAL CO., LTD                                       40                      1,270
  ONWARD KASHIYAMA CO., LTD.                                        69                        748
  RICOH COMPANY, LTD.                                               61                      1,316
  SANYO SHINPAN FINANCE CO., LTD.                                   17                        598
  SONY CORPORATION                                                   6                        401
  Stanley Electric Co., Ltd.                                        32                        297

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                               Shares                     Value
-------------------------------------------------------------------------------------------------
Japan -- Continued
  Sumitomo Realty & Development Co., Ltd.                          106                   $    631
  Sumitomo Rubber Industries, Ltd.                                 113                        536
  SUZUKI MOTOR CORPORATION                                          21                        280
  Takeda Chemical Industries, Ltd.                                  18                        837
  TANABE SEIYAKU CO., LTD                                           52                        491
  The Bank of Iwate, Ltd.                                         N.M.                          1
  The Chugoku Electric Power Company, Incorporated                  15                        238
  The Tokyo Electric Power Company, Incorporated                     7                        184
  Tohoku Electric Power Company, Incorporated                       62                      1,010
  TOPPAN PRINTING CO., LTD                                          45                        463
  TOYODA AUTOMATIC LOOM WORKS, LTD.                                  1                         10
  Toyota Motor Corporation                                          72                      2,549
  Victor Company of Japan, Limited                                  42                        275
  West Japan Railway Company                                      N.M.                        184
  Yamaha Motor Co., Ltd.                                            58                        477
                                                                                         --------
                                                                                           30,002
                                                                                         --------

Mexico -- 0.3%
  Grupo Financiero BBVA Bancomer, S.A. de C.V. (GFB)               370                        367
                                                                                         --------

Netherlands -- 6.4%
  CSM NV - Coupon                                                   51                      1,068(A)
  DSM NV                                                            13                        453
  ING Groep N.V.                                                    27                      1,747
  Koninklijke Ahold NV                                              15                        470
  Royal Dutch Petroleum Company                                     69                      3,969(A)
  Royal Vendex KBB N.V.                                             47                        600
  Royal Volker Wessels Stevin NV                                    13                        267
                                                                                         --------
                                                                                            8,574
                                                                                         --------

Norway -- 1.0%
  Norsk Hydro ASA                                                    9                        400
  Orkla ASA                                                         49                        883
  Statoil ASA                                                       17                        123(A)
                                                                                         --------
                                                                                            1,406
                                                                                         --------

Singapore -- 1.1%
  City Developments Limited                                         94                        364
  Overseas Union Bank Limited                                      138                        716
  Singapore Exchange Limited                                       540                        344
                                                                                         --------
                                                                                            1,424
                                                                                         --------

                                                               Shares                     Value
-------------------------------------------------------------------------------------------------
South Korea -- 1.0%
  Samsung Electronics Co., Ltd.                                      4                   $    642
  SK Telecom Co., Ltd.                                               4                        641
                                                                                         --------
                                                                                            1,283
                                                                                         --------
Spain -- 6.4%
  Acerinox, S.A.                                                    47                      1,306
  Aurea Concesiones de Infraestructuras del Estado S.A.             19                        329
  Banco Bilbao Vizcaya Argentaria S.A.                              36                        470
  Corporacion Mapfre, Compania Internacional de Reaseguros,
    S.A.                                                            40                        833
  Endesa S.A.                                                       80                      1,269
  Gas Natural SDG, S.A.                                             62                        999(A)
  Grupo Dragados, S.A.                                              44                        550
  Grupo Ferrovial, S.A.                                             27                        443
  Iberdrola S.A.                                                    59                        759
  Red Electrica de Espana                                           66                        594
  Sol Melia S.A.                                                    37                        324
  Telefonica, S.A.                                                  60                        739
                                                                                         --------
                                                                                            8,615
                                                                                         --------

Sweden -- 2.1%
  Nordic Baltic Holding (NBH) AB                                   248                      1,413(A)
  Skanska AB                                                       106                      1,000
  Svenska Cellulosa AB (SCA)                                        19                        411
                                                                                         --------
                                                                                            2,824
                                                                                         --------

Switzerland -- 3.5%
  Compagnie Financiere Richemont AG                               N.M.                        320
  Nestle SA                                                          6                      1,223
  Novartis AG                                                       50                      1,827
  Roche Holdings AG                                                  6                        418(A)
  UBS AG                                                             6                        903
                                                                                         --------
                                                                                            4,691
                                                                                         --------

United Kingdom -- 23.1%
  Alliance & Leicester plc                                          95                      1,098
  Alliance Unichem plc                                              81                        619
  Allied Domecq plc                                                 27                        165
  Arcadia Group plc                                                 11                         45(A)
  Arriva plc                                                        66                        313
  Associates British Ports Holdings plc                             10                         61
  AstraZeneca Group plc                                             12                        574
  Barclays plc                                                      25                        780
  Barratt Developments plc                                         197                        995

Legg Mason Global Trust, Inc.

International Equity Trust -- Continued

                                                               Shares                     Value
-------------------------------------------------------------------------------------------------
United Kingdom -- Continued
  Bellway plc                                                       53                   $    280
  Bovis Homes Group plc                                             11                         52
  BP Amoco plc                                                     360                      2,965
  British American Tobacco plc                                     265                      2,014
  Cairn Energy plc                                                 155                        749(A)
  CGNU plc                                                          39                        545
  Diageo plc                                                        89                        977
  Enterprise Oil plc                                               100                        834
  George Wimpey plc                                                 23                         62
  GlaxoSmithKline plc                                              107                      3,018
  Halifax Group plc                                                 29                        336
  HSBC Holdings plc                                                 72                        859
  International Power plc                                          167                        704(A)
  JJB Sports plc                                                     7                         74
  Kelda Group plc                                                  142                        779
  Lloyds TSB Group plc                                              54                        543
  Lonmin plc                                                        60                        870
  National Express Group plc                                        24                        324
  Northern Foods plc                                               427                        987
  Old Mutual plc                                                   202                        463
  P & O Princess Cruises plc                                        57                        297
  Persimmon plc                                                     67                        308
  Reckitt Benckiser plc                                            109                      1,566
  Royal Bank of Scotland Group plc                                  44                        978
  Scottish and Southern Energy plc                                  51                        476
  Shell Transport & Trading Company                                249                      2,076
  Taylor Woodrow plc                                               119                        327
  The Berkeley Group plc                                            31                        316
  United Utilities plc                                              82                        776
  Vodafone Group plc                                               545                      1,209
  Wolseley plc                                                      51                        378
                                                                                         --------
                                                                                           30,792
                                                                                         --------
Total Common Stock and Equity Interests (Identified Cost -- $134,471)                     131,944
-------------------------------------------------------------------------------------------------
Preferred Shares -- 0.5%

Brazil -- 0.5%
  Embraer - Empresa Brasileira de Aeronautica S.A. ADR               3                        125
  Tele Norte Leste Participacoes S.A. (Telemar) ADR                 34                        523
                                                                                         --------
Total Preferred Shares (Identified Cost -- $697)                                              648
-------------------------------------------------------------------------------------------------

                                                                Par                       Value
-------------------------------------------------------------------------------------------------
Repurchase Agreements -- 1.2%

Goldman, Sachs & Company
  4.05%, dated 6/29/01, to be repurchased at $1,554 on
  7/2/01 (Collateral: $1,556 Fannie Mae mortgage-backed
  securities, 6.764%, due 3/1/33, value $1,586)               $  1,554                   $  1,554
                                                                                         --------
Total Repurchase Agreements (Identified Cost -- $1,554)                                     1,554
-------------------------------------------------------------------------------------------------
Total Investments -- 100.5% (Identified Cost -- $136,722)                                 134,146
Other Assets Less Liabilities -- (0.5)%                                                      (612)
                                                                                         --------

NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
  13,417 Primary Class shares outstanding                     $157,558
      7 Institutional Class shares outstanding                      94
Accumulated net investment income/(loss)                          (840)
Accumulated net realized gain/(loss) on investments and
  currency transactions                                        (20,668)
Unrealized appreciation/(depreciation) of investments and
  currency transactions                                         (2,610)
                                                              --------

NET ASSETS -- 100.0%                                                                     $133,534
                                                                                         ========

NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                            $ 9.95
                                                                                         ========
  INSTITUTIONAL CLASS                                                                      $10.12
                                                                                         ========
-------------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Illiquid security valued at fair value under procedures adopted by the Board of Directors.

N.M. -- Not meaningful.

See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust, Inc.
June 30, 2001 (Unaudited)
(Amounts in Thousands)

Emerging Markets Trust

                                                              Shares                     Value
-----------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 89.3%
Brazil -- 5.2%
  Companhia Vale do Rio Doce                                        7                   $   166
  Embraer - Empresa Brasileira de Aeronautica S.A.                181                     1,402
  Petroleo Brasileiro S.A. - Petrobras ADR                         61                     1,586
  Tele Norte Leste Participacoes S.A. (Telemar)                43,140                       573(A)
                                                                                        -------
                                                                                          3,727
                                                                                        -------
China -- 8.8%
  AsiaInfo Holdings, Inc.                                          58                     1,147(A)
  China Petroleum and Chemical Corporation (Sinopec)            1,500                       300
  Eastern Communications Company Limited                          125                       217
  Huaneng Power International, Inc. ADR                            46                     1,105
  Jiangxi Copper Company Ltd.                                   3,000                       488
  Konka Group Co., Ltd.                                           201                       189
  New World China Land Ltd.                                     1,024                       499(A)
  Shenyang Public Utility Holdings Company Limited              1,900                       633
  Travelsky Technology Limited                                    700                       709(A)
  UTStarcom, Inc. ADR                                              42                       983(A)
                                                                                        -------
                                                                                          6,270
                                                                                        -------
Egypt -- 0.7%
  Egyptian Company for Mobile Service (MobiNil)                    30                       449(A)
  International Food Egypt                                          5                        26(A,C)
                                                                                        -------
                                                                                            475
                                                                                        -------
Greece -- 1.6%
  Cosmote S.A.                                                    125                     1,123
                                                                                        -------
Hong Kong -- 8.2%
  Brilliance China Automotive Holdings Limited                  4,176                     1,017
  China Mobile (Hong Kong) Limited                                544                     2,867(A)
  China Mobile (Hong Kong) Limited ADR                             22                       581(A)
  Digital China Holdings Limited                                1,500                       784(A)
  Guangdong Brewery Holdings Limited                            3,850                       267
  GZI Transport Limited                                         1,250                       309
                                                                                        -------
                                                                                          5,825
                                                                                        -------
Hungary -- 0.6%
  Gedeon Richter Rt. GDR                                            6                       328(B)
  Synergon Information Systems GDR                                 43                        94(A,B,C)
                                                                                        -------
                                                                                            422
                                                                                        -------

                                                              Shares                     Value
-----------------------------------------------------------------------------------------------
India -- 5.9%
  Associated Cement Companies Ltd.                                 53                   $   152
  Bank Of Baroda                                                  203                       242
  Bharat Heavy Electricals Ltd. (BHEL)                             71                       266
  Bharat Petroleum Corporation Limited                             55                       220
  Dr. Reddy's Laboratories Limited ADR                             12                       219(A)
  Himachal Futuristic Communications, Ltd.                        0.1                      0.19
  Hindalco Industries Limited                                       5                        97
  Hindustan Petroleum Corporation Limited                         106                       356(A)
  Hoechst Marion Roussel Limited                                   15                       126
  Infosys Technologies Limited                                      2                       184
  ITC Limited                                                      14                       225
  Larsen & Toubro Ltd                                              55                       257
  Mahanagar Telephone Nigam Limited                                84                       224
  Moser-Bear India Limited                                         15                        90
  National Aluminum Co. Ltd.                                       69                        86(A)
  Reliance Industries Ltd.                                         45                       355
  Satyam Computer Services Limited                                121                       439
  Satyam Computer Services Limited - ADR                           10                        87(A)
  Tata Iron and Steel Company Ltd.                                 70                       172
  Tata Power Company Limited                                       62                       171
  Videsh Sanchar Nigam Ltd. ADR                                    15                       206
                                                                                        -------
                                                                                          4,174
                                                                                        -------
Indonesia -- 0.9%
  PT Lippo Bank Tbk - Certificates                             12,460                         0(A,C)
  PT Lippo Bank Tbk - Warrants                                 12,460                         0(A,C)
  PT Telekomunikasi Indonesia                                   2,315                       651
                                                                                        -------
                                                                                            651
                                                                                        -------
Israel -- 0.7%
  Bank Hapoalim                                                     1                         1
  Check Point Software Technologies Ltd. ADR                       11                       531(A)
                                                                                        -------
                                                                                            532
                                                                                        -------
Malaysia -- 3.9%
  AMMB Holdings Berhad                                            420                       320
  Arab Malaysian Finance Berhad                                   608                       336
  British American Tobacco (Malaysia) Berhad                       30                       271
  Lingui Developments Berhad                                      204                        55
  Malayan Banking Berhad                                          161                       437
  Malaysian Pacific Industries Berhad                             111                       386

Legg Mason Global Trust, Inc.

Emerging Markets Trust -- Continued

                                                              Shares                     Value
-----------------------------------------------------------------------------------------------
Malaysia -- Continued
  Sime Darby Berhad                                               297                   $   309
  Telekom Malaysia Berhad                                         158                       366
  Tenaga Nasional Berhad                                          128                       295
                                                                                        -------
                                                                                          2,775
                                                                                        -------
Mexico -- 16.9%
  America Movil SA de CV                                        1,089                     1,143(A)
  Cemex SA de CV                                                0.003                     0.016
  Cemex SA de CV ADR                                               47                     1,245
  Cemex SA de CV ADR - Warrants                                     3                         8(A)
  Consorcio Ara, SA de CV                                         317                       525(A)
  Fomento Economico Mexicana, SA de CV ADR                         25                     1,066
  Grupo Aeroportuario del Sureste SA de CV ADR                     22                       419(A)
  Grupo Elektra, SA de CV GDR                                      39                       367
  Grupo Financiero Banamex Accival, SA de CV (Banacci)            651                     1,686
  Grupo Financiero BBVA Bancomer, SA de CV (GFB)                1,470                     1,459
  Grupo Modelo SA de CV                                           144                       388
  Grupo Televisa SA GDR                                            11                       440(A,B)
  Telefonos de Mexico SA de CV (Telmex)                         1,366                     2,396
  Wal-Mart de Mexico SA de CV - Class C                           240                       588(A)
  Wal-Mart de Mexico SA de CV - Class V                           110                       299
                                                                                        -------
                                                                                         12,029
                                                                                        -------
Namibia -- 0.1%
  Namibian Minerals Corporation ADR                               222                       101(A)
                                                                                        -------
Poland -- 0.3%
  Softbank SA                                                      29                       213(A)
                                                                                        -------
Russia -- 2.1%
  OAO LUKoil ADR                                                   15                       726
  RAO Unified Energy Systems ADR                                   70                       787
                                                                                        -------
                                                                                          1,513
                                                                                        -------
Singapore -- 0.8%
Total Access Communication Public Company Limited ADR             261                       587(A)
                                                                                        -------

                                                              Shares                     Value
-----------------------------------------------------------------------------------------------
South Africa -- 5.1%
  ABSA Group Limited                                              210                   $   988
  Impala Platinum Holdings Limited                                 17                       862
  Remgro Limited                                                  111                       794
  Sanlam Limited                                                  474                       647(A)
  Venfin Limited                                                  161                       368
                                                                                        -------
                                                                                          3,659
                                                                                        -------
South Korea -- 14.9%
  Hyundai Development Company                                      50                       186
  Korea Electric Power (KEPCO) Corporation ADR                     70                       665
  Korea Telecom Corporation                                        18                       720
  Pohang Iron & Steel Co., Ltd. (POSCO) ADR                        15                       296
  Samsung Electronics Co., Ltd.                                    20                     2,953
  Samsung Securities Co., Ltd.                                     10                       284(A)
  Shinsegae Department Store Company                               25                     1,771
  SK Corporation                                                   50                       634
  SK Telecom Co., Ltd.                                             14                     1,988
  SK Telecom Co., Ltd. ADR                                         20                       338
  Ssangyong Oil Refining Company Ltd.                              30                       789
                                                                                        -------
                                                                                         10,624
                                                                                        -------
Taiwan -- 9.9%
  Ase Test Limited ADR                                             57                       732(A)
  Cathay Life Insurance Co., Ltd.                                 221                       266
  China Development Industrial Bank Inc.                          650                       536(A)
  D-Link Corporation                                              362                       473
  Delta Electronics Inc.                                          139                       343
  Evergreen Marine Corporation                                    402                       180(A)
  GigaMedia Ltd. ADR                                               80                       104(A)
  Hon Hai Precision Industry Co., Ltd                              98                       515
  Nan Ya Plastic Corporation                                      276                       279
  Siliconware Precision Industries Company                        865                       490(A)
  Siliconware Precision Industries Company ADR                     50                       141(A)
  Systex Corporation GDR                                           22                        73(A,B)
  Taiwan Semiconductor Manufacturing Company                    1,275                     2,370(A)
  United Microelectronics Corporation, Ltd.                       248                       329(A)
  Yuanta Securities Corporation                                   345                       198(A)
                                                                                        -------
                                                                                          7,029
                                                                                        -------
Thailand -- 1.2%
  Bangkok Bank Public Company Limited                             375                       381(A)
  Shin Corporation Public Company Limited                         125                       474(A)
                                                                                        -------
                                                                                            855
                                                                                        -------

Legg Mason Global Trust, Inc.

Emerging Markets Trust -- Continued

                                                              Shares                     Value
-----------------------------------------------------------------------------------------------
Turkey -- 1.3%
  Netas Northern Electric Telekomunikasyon A.S.                12,120                   $   494
  Vestel Electronik Sanayi ve Ticaret A.S.                    180,000                       438(A)
                                                                                        -------
                                                                                            932
                                                                                        -------
United Kingdom -- 0.2%
  Dimension Data Holdings plc                                      42                       160(A)
                                                                                        -------
Total Common Stock and Equity Interests (Identified
  Cost -- $71,318)                                                                       63,676
-----------------------------------------------------------------------------------------------
Preferred Shares -- 9.0%

Brazil -- 9.0%
  Banco Itau S.A.                                               3,600                       315
  Brasil Telecom S.A.                                              32                       .19
  Companhia Brasileira de Distribuicao Grupo Pao de Acucar
    ADR                                                             8                       174
  Companhia de Bebidas das Americas (Ambev) ADR                    30                       701
  Companhia Paranaense de Energia-Copel ADR                        51                       384
  Companhia Vale do Rio Doce                                       41                       925
  Companhia Vale do Rio Doce - Rights                              11                         0(A,C)
  Embraer - Empresa Brasileira de Aeronautica S.A. ADR              3                       125
  Gerdau S.A.                                                  22,610                       176(A)
  Itausa - Investimentos Itau S.A.                              1,534                     1,371
  Petroleo Brasileiro S.A. - Petrobras                             50                     1,171
  Tele Norte Leste Participacoes S.A. (Telemar) ADR                54                       823
  Usinas Siderurgicas de Minas Gerais S.A. (Usiminas)              90                       255
                                                                                        -------
Total Preferred Shares (Identified Cost -- $6,865)                                        6,420
-----------------------------------------------------------------------------------------------
Total Investments -- 98.3% (Identified Cost -- $78,183)                                  70,096
Other Assets Less Liabilities -- 1.7%                                                     1,236
                                                                                        -------
NET ASSETS -- 100.0%                                                                    $71,332
                                                                                        =======


-----------------------------------------------------------------------------------------------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to
  7,085 shares outstanding                                                              $80,450
Accumulated net investment income/(loss)                                                   (728)
Accumulated net realized gain/(loss) on investments and
  currency transactions                                                                    (274)
Unrealized appreciation/(depreciation) of investments and
  currency transactions                                                                  (8,116)
                                                                                        -------
NET ASSETS -- 100.0%                                                                    $71,332
                                                                                        =======
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                          $10.07
                                                                                        =======
-----------------------------------------------------------------------------------------------

(A) Non-income producing.

(B) Rule 144a Security - A security purchased pursuant to Rule 144a under the Securities Act of 1933 which may not be resold subject to that rule except to qualified institutional buyers. These securities represent 0.13% of net assets.

(C) Illiquid security valued at fair value under procedures adopted by the Board of Directors.

See notes to financial statements.

Statement of Net Assets
Legg Mason Global Trust Inc.
June 30, 2001 (Unaudited)
(Amounts in Thousands)

Europe Fund

                                                              Shares                    Value
-----------------------------------------------------------------------------------------------
Common Stock and Equity Interests -- 95.7%
Belgium -- 1.1%
  Interbrew                                                      34                    $    905
                                                                                       --------
Denmark -- 3.1%
  Novo Nordisk A/S                                               28                       1,243
  Vestas Wind Systems A/S                                        29                       1,334
                                                                                       --------
                                                                                          2,577
                                                                                       --------
Finland -- 3.8%
  Nokia Oyj                                                     115                       2,616
  Sonera Oyj                                                     69                         536
                                                                                       --------
                                                                                          3,152
                                                                                       --------
France -- 18.9%
  Accor SA                                                       16                         663
  Aventis SA                                                     20                       1,606
  Aventis SA ADR                                                 11                         885
  Axa                                                            62                       1,757
  Castorama Dubois Investissement SA                              5                       1,119
  Compagnie de Saint-Gobain                                       6                         868
  Compagnie Generale des Etablissements Michelin                 12                         383
  Groupe Danone ADR                                              37                       1,012
  Orange SA                                                     145                       1,179(A)
  PSA Peugeot Citroen                                             5                       1,359
  Sanofi-Synthelabo SA                                           13                         854
  Schneider Electric SA                                          16                         897
  TotalFinaElf SA                                                10                       1,457
  TotalFinaElf SA ADR                                            11                         758
  Vivendi Environnement                                          16                         653
                                                                                       --------
                                                                                         15,450
                                                                                       --------
Germany -- 12.8%
  Adidas-Salomon AG                                              14                         867
  Allianz AG                                                      7                       1,981
  Buderus AG                                                     30                         689
  Deutsche Bank AG                                               24                       1,716
  Deutsche Lufthansa AG                                          41                         639
  Deutsche Telekom AG                                            65                       1,481
  SAP AG                                                         13                       1,748
  Siemens AG                                                     22                       1,368
                                                                                       --------
                                                                                         10,489
                                                                                       --------

                                                              Shares                    Value
-----------------------------------------------------------------------------------------------
Ireland -- 2.5%
  Allied Irish Banks plc ADR                                     39                    $    869
  CRH plc                                                        70                       1,192
                                                                                       --------
                                                                                          2,061
                                                                                       --------
Italy -- 3.0%
  ENI S.p.A.                                                     80                         971
  Mediolanum S.p.A                                               99                       1,002
  San Paolo -- IMI S.p.A. ADR                                    20                         516
                                                                                       --------
                                                                                          2,489
                                                                                       --------
Netherlands -- 4.6%
  ING Groep N.V.                                                 32                       2,067
  Koninklijke (Royal) Philips Electronics N.V.                   18                         466
  Koninklijke Ahold NV                                           39                       1,211
                                                                                       --------
                                                                                          3,744
                                                                                       --------
Norway -- 0.5%
  Norsk Hydro ASA ADR                                            10                         410
                                                                                       --------
Portugal -- 0.6%
  Banco Comercial Portugues, SA ADR                              26                         501(A)
                                                                                       --------
Spain -- 2.8%
  Banco Santander Central Hispano, SA                           179                       1,627
  Endesa, S.A. ADR                                               40                         635
                                                                                       --------
                                                                                          2,262
                                                                                       --------
Sweden -- 5.0%
  Cardo AB                                                       38                         604
  D. Carnegie & Co AB                                            71                         815(A)
  Hennes & Mauritz AB (H&M)                                      68                       1,163
  Skandia Forsakrings AB                                         93                         856
  Telefonaktiebolaget LM Ericsson AB                            114                         621
                                                                                       --------
                                                                                          4,059
                                                                                       --------
Switzerland -- 7.5%
  Compagnie Financiere Richemont AG                               1                       1,326
  Credit Suisse Group                                             4                         697
  Novartis AG                                                    53                       1,933
  Syngenta AG                                                     8                         410(A)
  UBS AG                                                         12                       1,732
                                                                                       --------
                                                                                          6,098
                                                                                       --------

Legg Mason Global Trust Inc.

Europe Fund -- Continued

                                                              Shares                    Value
-----------------------------------------------------------------------------------------------
United Kingdom -- 28.9%
  Anglo American Agricultural - Non-Participating Warrants       22                    $      0
  ARM Holdings plc                                              183                         693(A)
  BP Amoco plc                                                  207                       1,700
  British Telecommunications plc                                123                         772
  British Telecommunications plc ADR                              7                         420
  Cadbury Schweppes plc ADR                                      30                         816
  Capita Group plc                                              153                         996
  Compass Group plc                                             192                       1,539
  Diageo plc ADR                                                 20                         890
  GlaxoSmithKline plc                                            88                       2,477
  HSBC Holdings plc                                             130                       1,540
  Pearson plc                                                    53                         878
  Reuters Group plc                                              99                       1,284
  Royal Bank of Scotland Group plc                               45                         989
  Shell Transport & Trading Company                             178                       1,478
  Standard Chartered plc                                         65                         831
  Tesco plc                                                     280                       1,010
  3i Group plc                                                   91                       1,365
  Vodafone Group plc                                          1,774                       3,934
                                                                                       --------
                                                                                         23,612
                                                                                       --------
United States -- 0.6%
  Pharmacia Corporation                                          11                         507
                                                                                       --------
Total Common Stock and Equity Interests (Identified
  Cost -- $89,754)                                                                       78,316
-----------------------------------------------------------------------------------------------
Preferred Shares -- 3.2%
Germany -- 3.2%
  MLP AG                                                         13                       1,486
  Porsche AG                                                      3                       1,121
                                                                                       --------
Total Preferred Shares (Identified Cost -- $1,617)                                        2,607
-----------------------------------------------------------------------------------------------
Total Investments -- 98.9% (Identified Cost -- $91,371)                                  80,923
Other Assets Less Liabilities -- 1.1%                                                       900
                                                                                       --------

NET ASSETS -- 100%                                                                     $ 81,823
                                                                                       ========


-----------------------------------------------------------------------------------------------
NET ASSETS CONSISTING OF:
Accumulated paid-in capital applicable to:
  2,130 Primary Class shares outstanding                                               $ 56,557
  3,108 Class A shares outstanding                                                       36,607
   131 Institutional Class shares outstanding                                             4,452
Undistributed net investment income/(loss)                                                 (438)
Accumulated net realized gain/(loss) on investments and
  currency transactions                                                                  (4,881)
Accumulated appreciation/(depreciation) of investments and
  currency transactions                                                                 (10,474)
                                                                                       --------

NET ASSETS -- 100.0%                                                                   $ 81,823
                                                                                       ========
NET ASSET VALUE PER SHARE:

  PRIMARY CLASS                                                                          $14.85
                                                                                       ========
  CLASS A                                                                                $15.49
                                                                                       ========
  INSTITUTIONAL CLASS                                                                    $15.60
                                                                                       ========
MAXIMUM OFFERING PRICE PER SHARE:

  CLASS A (NET ASSET VALUE PLUS SALES CHARGE OF 4.75%)                                   $16.26
                                                                                       ========

-----------------------------------------------------------------------------------------------

(A) Non-income producing.

See notes to financial statements.

Statements of Operations
Legg Mason Global Trust, Inc.
(Amounts in Thousands) (Unaudited)

                                                                                   Six Months Ended 6/30/01
                                                              -------------------------------------------------------------------
                                                                   Global       International       Emerging
                                                                   Income           Equity          Markets           Europe
                                                                   Trust            Trust            Trust             Fund
---------------------------------------------------------------------------------------------------------------------------------
Investment Income:
Interest                                                          $ 1,731          $    115          $    7          $      6
Dividends                                                              --             1,725           1,108               932
      Less foreign tax withheld                                       (15)             (224)            (97)              (91)
                                                                  -------          --------          ------          --------
      Total income                                                  1,716             1,616           1,018               847
                                                                  -------          --------          ------          --------
Expenses:
Management fee                                                        195               573             375               426
Distribution and service fees                                         195               764             375               244
Audit and legal fees                                                   16                25              26                23
Custodian fees                                                         52               215             171               119
Directors' fees                                                         4                 4               4                 5
Organization expense                                                   --                --               4                35
Registration fees                                                       5                 8              10                23
Reports to shareholders                                                 6                24              13                11
Transfer agent and shareholder servicing expense                       20               107              52                29
Other expenses                                                          2                15              49                 6
                                                                  -------          --------          ------          --------
                                                                      495             1,735           1,079               921
      Less fees waived                                                 --               (15)           (142)               --
                                                                  -------          --------          ------          --------
      Total expenses, net of waivers                                  495             1,720             937               921
                                                                  -------          --------          ------          --------
NET INVESTMENT INCOME/(LOSS)                                        1,221              (104)             81               (74)
                                                                  -------          --------          ------          --------
Net Realized and Unrealized Gain/(Loss) on Investments:
Realized gain/(loss) on:
      Investments, options and futures                               (219)          (17,095)           (121)(A)        (2,087)
      Foreign currency transactions                                (1,619)              132             (90)              (56)
                                                                  -------          --------          ------          --------
                                                                   (1,838)          (16,963)           (211)           (2,143)
                                                                  -------          --------          ------          --------
Change in unrealized appreciation/(depreciation) of:
      Investments, options and futures                                391            (4,016)       2,522(B)           (16,480)
      Assets and liabilities denominated in foreign
        currencies                                                    (18)              (16)              6               (32)
                                                                  -------          --------          ------          --------
                                                                      373            (4,032)          2,528           (16,512)
                                                                  -------          --------          ------          --------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS             (1,465)          (20,995)          2,317           (18,655)
---------------------------------------------------------------------------------------------------------------------------------
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS                    $  (244)         $(21,099)         $2,398          $(18,729)
---------------------------------------------------------------------------------------------------------------------------------

(A) Net of foreign taxes withheld of $88. See Note 1 to the financial statements.

(B) Net of deferred foreign taxes of $28. See Note 1 to the financial statements.

See notes to financial statements.

Statements of Changes in Net Assets
Legg Mason Global Trust, Inc.
(Amounts in Thousands)

                                          Global               International             Emerging
                                          Income                  Equity                  Markets                 Europe
                                           Trust                   Trust                   Trust                   Fund
                                  ----------------------- ----------------------- ----------------------- -----------------------
                                  Six Months     Year     Six Months     Year     Six Months     Year     Six Months     Year
                                     Ended       Ended       Ended       Ended       Ended       Ended       Ended       Ended
                                    6/30/01    12/31/00     6/30/01    12/31/00     6/30/01    12/31/00     6/30/01    12/31/00
---------------------------------------------------------------------------------------------------------------------------------
                                  (Unaudited)             (Unaudited)             (Unaudited)             (Unaudited)
Change in Net Assets:
Net investment income/(loss)        $ 1,221    $  4,550    $   (104)   $  (1,564)   $    81    $ (1,312)   $    (74)   $ (1,248)
Net realized gain/(loss) on
  investments, options, futures
  and foreign currency
  transactions                       (1,838)     (8,335)    (16,963)      (3,326)      (211)     14,442      (2,143)      4,006
Change in unrealized
  appreciation/ (depreciation)
  of investments, options,
  futures and assets and
  liabilities denominated in
  foreign currencies                    373        (681)     (4,032)     (47,172)     2,528     (49,743)    (16,512)    (30,134)
---------------------------------------------------------------------------------------------------------------------------------
Change in net assets resulting
  from operations                      (244)     (4,466)    (21,099)     (52,062)     2,398     (36,613)    (18,729)    (27,376)
Distributions to shareholders:
  From net investment income:
      Primary Class                  (1,083)         --          --           --         --         (87)         --          --
      Class A                           N/A         N/A         N/A          N/A        N/A         N/A          --          --
      Institutional Class               N/A         N/A          --           --        N/A         N/A          --          --
  Tax return of capital:
      Primary Class                      --      (4,543)         --           --         --          --          --          --
  From net realized gain on
    investments:
      Primary Class                      --          --          --       (3,644)        --          --         (97)     (6,118)
      Class A                           N/A         N/A         N/A          N/A        N/A         N/A        (136)     (6,176)
      Institutional Class               N/A         N/A          --           (1)       N/A         N/A          (6)        (47)
Change in net assets from Fund
  share transactions:
      Primary Class                  (8,528)    (20,387)    (26,951)     (58,040)    (5,934)     (9,190)     (4,438)      7,009
      Class A                           N/A         N/A         N/A          N/A        N/A         N/A      (5,978)    (14,272)
      Institutional Class               N/A         N/A          14           31        N/A         N/A         (55)        180
Change in net assets from
  shares issued in connection
  with fund acquisition:
      Primary Class                     N/A         N/A         N/A          N/A        N/A         N/A       2,193         N/A
      Class A                           N/A         N/A         N/A          N/A        N/A         N/A      18,412         N/A
      Institutional Class               N/A         N/A         N/A          N/A        N/A         N/A       1,769         N/A
---------------------------------------------------------------------------------------------------------------------------------
Change in net assets                 (9,855)    (29,396)    (48,036)    (113,716)    (3,536)    (45,890)     (7,065)    (46,800)
Net Assets:
Beginning of period                  57,238      86,634     181,570      295,286     74,868     120,758      88,888     135,688
---------------------------------------------------------------------------------------------------------------------------------
End of period                       $47,383    $ 57,238    $133,534    $ 181,570    $71,332    $ 74,868    $ 81,823    $ 88,888
---------------------------------------------------------------------------------------------------------------------------------
Under/(over) distributed net
  investment income/(loss)          $   784    $    646    $   (840)   $    (736)   $  (728)   $   (809)   $   (438)   $   (364)
---------------------------------------------------------------------------------------------------------------------------------

N/A -- Not applicable.

See notes to financial statements.

Financial Highlights
Legg Mason Global Trust, Inc.

     Contained below is per share operating performance data for a Primary Class share and, with respect to Europe Fund, for a Class A share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data. This information has been derived from information provided in the financial statements.

                                                 Investment Operations                      Distributions
                                   -------------------------------------------------   -----------------------
                                                   Net Realized and
                                                Unrealized Gain/ (Loss)
                       Net Asset      Net           on Investments,         Total         From      In Excess
                        Value,     Investment    Options, Futures and        From         Net         of Net
                       Beginning    Income/        Foreign Currency       Investment   Investment   Investment
                       of Period     (Loss)          Transactions         Operations     Income       Income
--------------------------------------------------------------------------------------------------------------
Global Income Trust
-- Primary Class
Six Months Ended
   June 30, 2001*       $ 8.25       $ .21               $ (.26)            $ (.05)      $(.17)       $  --
Years Ended Dec. 31,
   2000                   9.28         .50(B)              (.97)              (.47)         --         (.56)(C)
   1999                  10.14         .40                 (.74)              (.34)       (.01)        (.43)(C)
   1998                   9.60         .37                  .70               1.07        (.47)          --
   1997                  10.41         .54                 (.71)              (.17)       (.48)        (.05)(C)
   1996                  10.33         .59                  .21                .80        (.62)          --

International Equity Trust
-- Primary Class
Six Months Ended
   June 30, 2001*       $11.35       $(.02)(D)           $(1.38)            $(1.40)      $  --        $  --
Years Ended Dec. 31,
   2000                  14.23        (.11)               (2.58)             (2.69)         --           --
   1999                  12.64          --                 2.51               2.51        (.05)          --
   1998                  11.78         .01                  .99               1.00        (.14)          --
   1997                  12.09         .02                  .19                .21        (.08)          --
   1996                  10.70         .02(D)              1.74               1.76        (.05)          --

Emerging Markets Trust
-- Primary Class
Six Months Ended
   June 30, 2001*       $ 9.74       $  --(E)            $  .33             $  .33       $  --        $  --
Years Ended Dec. 31,
   2000                  14.00        (.18)(E)            (4.07)             (4.25)       (.01)          --
   1999                   6.96        (.08)(E)             7.12               7.04          --           --
   1998                   9.85         .01(E)             (2.90)             (2.89)         --           --
   1997                  10.51        (.02)(E)             (.63)              (.65)       (.01)          --
   1996(F)               10.00        (.03)(E)              .57                .54        (.03)          --
--------------------------------------------------------------------------------------------------------------

                              Distributions                                         Ratios/Supplemental Data
                       ---------------------------               --------------------------------------------------------------

                                                                             Expenses        Net                        Net
                        From Net                     Net Asset                  to       Investment                   Assets,
                        Realized                      Value,                 Average    Income/(Loss)   Portfolio     End of
                         Gain on         Total        End of       Total       Net       to Average     Turnover    Period (in
                       Investments   Distributions    Period     Return(A)    Assets     Net Assets       Rate      thousands)
---------------------  --------------------------------------------------------------------------------------------------------
Global Income Trust
-- Primary Class
Six Months Ended
   June 30, 2001*         $  --          $(.17)       $ 8.03     (.62)%(G)  1.90%(H)       4.69%(H)      272%(H)    $ 47,383
Years Ended Dec. 31,
   2000                      --           (.56)         8.25    (5.02)%     1.90%(B)       6.48%(B)      190%         57,238
   1999                    (.08)          (.52)         9.28    (3.23)%     1.90%          4.58%         354%         86,634
   1998                    (.06)          (.53)        10.14    11.50%      1.87%          4.51%         288%        120,805
   1997                    (.11)          (.64)         9.60    (1.69)%     1.86%          5.39%         241%        136,732
   1996                    (.10)          (.72)        10.41     8.22%      1.86%          5.80%         172%        161,549
International Equity
-- Primary Class
Six Months Ended
   June 30, 2001*         $  --          $  --        $ 9.95   (12.33)%(G)   2.25%(D,H)   (.14)%(D,H)    245%(H)    $133,463
Years Ended Dec. 31,
   2000                    (.19)          (.19)        11.35   (19.10)%     2.12%         (.65)%         193%        181,500
   1999                    (.87)          (.92)        14.23    20.58%      2.13%         (.06)%         148%        295,236
   1998                      --           (.14)        12.64     8.49%      2.14%          .06%           72%        258,521
   1997                    (.44)          (.52)        11.78     1.76%      2.17%          .17%           59%        227,655
   1996                    (.32)          (.37)        12.09    16.49%      2.25%(D)       .21%(D)        83%        167,926
Emerging Markets Trust
-- Primary Class
Six Months Ended
   June 30, 2001*         $  --          $  --        $10.07     3.39%(G)    2.50%(E,H)     .22%(E,H)     65%(H)    $ 71,332
Years Ended Dec. 31,
   2000                      --           (.01)         9.74   (30.35)%     2.50%(E)      (1.19)%(E)      100%         74,868
   1999                      --             --         14.00   101.15%      2.50%(E)     (1.06)%(E)      123%        120,758
   1998                      --             --          6.96   (29.34)%     2.50%(E)       .09%(E)        76%         42,341
   1997                      --           (.01)         9.85    (6.18)%     2.50%(E)      (.76)%(E)       63%         65,302
   1996(F)                   --           (.03)        10.51      5.40%(G)   2.50%(E,H)   (.68)%(E,H)     46%(H)      21,206
---------------------

                                                 Investment Operations                      Distributions
                                   -------------------------------------------------   ------------------------
                                                   Net Realized and
                                                Unrealized Gain/ (Loss)
                       Net Asset      Net           on Investments,         Total         From       In Excess
                        Value,     Investment    Options, Futures and        From         Net         of Net
                       Beginning    Income/        Foreign Currency       Investment   Investment   Investment
                       of Period     (Loss)          Transactions         Operations     Income       Income
---------------------------------------------------------------------------------------------------------------
Europe Fund (I)
-- Primary Class
Six Months Ended
   June 30, 2001*       $19.21       $(.07)              $(4.25)            $(4.32)      $  --          $--
Years Ended Dec. 31,
   2000                  27.90       (.36 )               (5.64)             (6.00)         --          --
   1999                  24.39       (.29 )(J)             5.97               5.68        (.07)         --
   1998                  20.86        .11(K)               8.09               8.20        (.36)         --
   1997(L)               26.56       (.10 )(K)              .23                .13          --          --
-- Class A
Six Months Ended
   June 30, 2001*       $19.95       $.01                $(4.43)            $(4.42)      $  --          $--
Years Ended Dec. 31,
   2000                  28.61       (.20 )               (5.77)             (5.97)         --          --
   1999                  24.77       (.09 )(J)             6.10               6.01        (.07)         --
   1998                  20.97        .02(M)               8.52               8.54        (.43)         --
   1997                  24.24       (.05 )(M)             4.11               4.06          --          --
   1996                  21.13        .02                  6.34               6.36          --          --
---------------------------------------------------------------------------------------------------------------

                              Distributions
                       ---------------------------

                        From Net                     Net Asset
                        Realized                      Value,
                         Gain on         Total        End of
                       Investments   Distributions    Period
---------------------  ---------------------------------------
Europe Fund (I)
-- Primary Class
Six Months Ended
   June 30, 2001*        $ (.04)        $ (.04)       $14.85
Years Ended Dec. 31,
   2000                   (2.69)         (2.69)        19.21
   1999                   (2.10)         (2.17)        27.90
   1998                   (4.31)         (4.67)        24.39
   1997(L)                (5.83)         (5.83)        20.86
-- Class A
Six Months Ended
   June 30, 2001*        $ (.04)        $ (.04)       $15.49
Years Ended Dec. 31,
   2000                   (2.69)         (2.69)        19.95
   1999                   (2.10)         (2.17)        28.61
   1998                   (4.31)         (4.74)        24.77
   1997                   (7.33)         (7.33)        20.97
   1996                   (3.25)         (3.25)        24.24
---------------------

                                                 Ratios/Supplemental Data
                       ---------------------------------------------------------------------------

                                          Expenses         Net                          Net
                                             to        Investment                     Assets,
                                          Average     Income/(Loss)   Portfolio       End of
                         Total              Net        to Average     Turnover      Period (in
                       Return(A)           Assets      Net Assets       Rate        thousands)
---------------------  --------------------------------------------------------------------------
Europe Fund (I)
-- Primary Class
Six Months Ended
   June 30, 2001*      (22.47)%(G)        2.60%(H)       (.69)%(H)     149%(H)      $ 31,635
Years Ended Dec. 31,
   2000                (22.56)%           2.49%         (1.45)%        147%           43,387
   1999                 24.44%            2.58%         (1.15)%         93%           56,871
   1998                 40.48%            2.51%(K)      (1.15)%(K)     103%           32,325
   1997(L)                .68%(G)         2.50%(H,K)    (1.79)%(H,K)   123%(H)           302
-- Class A
Six Months Ended
   June 30, 2001*      (22.14)%(G)         1.83%(H)        .20%(H)     149%(H)      $ 48,146
Years Ended Dec. 31,
   2000                (21.87)%            1.71%          (.69)%       147%           45,084
   1999                 25.41%             1.79%          (.38)%        93%           78,429
   1998                 41.85%             1.81%(M)       (.10)%(M)    103%           57,406
   1997                 17.52%             1.90%(M)       (.12)%(M)    123%           52,253
   1996                 31.53%             2.00%           .10%        109%           70,991
---------------------


(A) Excluding sales charge for Europe Fund's Class A shares.

(B) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 1.90% until April 30, 2002. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the year ended December 31, 2000, would have been 1.98%.

(C) Represents tax return of capital.

(D) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.25% until April 30, 2002. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for the six months ended June 30, 2001, would have been 2.27%; and for the year ended December 31, 1996, would have been 2.32%.

(E) Net of fees waived by LMFA pursuant to a voluntary expense limitation of 2.50% until April 30, 2002. If no fees had been waived by LMFA, the annualized ratio of expenses to average daily net assets for each period would have been as follows: for the six months ended June 30, 2001, 2.88%; and for the years ended December 31, 2000,
    2.58%; 1999, 2.75%; 1998, 2.78%; 1997, 2.86%; and 1996, 3.71%.

(F) For the period May 28, 1996 (commencement of operations) to December 31, 1996.

(G) Not annualized.

(H) Annualized.

(I) The financial information for Europe Fund Class A shares for the year ended December 31, 1996, is for the
    Worldwide Value Fund, Bartlett Europe Fund's and Legg Mason Europe Fund's predecessor. The financial information for the year ended December 31, 1997, is for Bartlett Europe Fund and Worldwide
    Value Fund. The financial information for the year ended December 31, 1998, is for the Bartlett Europe Fund. The
    financial information for the year ended December 31, 1999, is for the Legg Mason Europe Fund and the Bartlett
    Europe Fund.

(J) Computed using average monthly shares outstanding.

(K) Net of fees waived pursuant to a voluntary expense limitation of 2.50% until April 30, 1998; and 2.60% until
    April 30, 2002. If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1998, 2.59%; and 1997, 2.68%.

(L) For the period July 23, 1997 (commencement of operations of this class) to December 31, 1997.

(M) The expense ratio shown reflects both the operations of Worldwide Value Fund, Bartlett Europe Fund's predecessor, prior to its merger with Bartlett Europe Fund on July 21, 1997, and Bartlett Europe Fund's operations through
    December 31, 1997. For the period July 21 to December 31, 1997, the Fund's annualized expense ratio was 1.71%, net of fees waived pursuant to a voluntary expense limitation of 1.75% until April 30, 1998; and 1.85% indefinitely.
    If no fees had been waived, the annualized ratio of expenses to average daily net assets for each period would have been as follows: 1998, 1.89%; and 1997, 2.08%.

*   Unaudited.

See notes to financial statements.

Notes to Financial Statements
Legg Mason Global Trust, Inc.

(Amounts in Thousands) (Unaudited)
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

     The Legg Mason Global Trust, Inc. ("Corporation"), consisting of the Global Income Trust ("Global Income"), the International Equity Trust ("International Equity"), the Emerging Markets Trust ("Emerging Markets") and the Europe Fund ("Europe Fund") (each a "Fund"), is registered under the Investment Company Act of 1940, as amended, as an open-end investment company. International Equity, Emerging Markets and Europe Fund are diversified; Global Income is non-diversified.

     Each Fund consists of at least two classes of shares: Primary Class and Institutional Class. The Institutional Classes of Global Income and Emerging Markets have not commenced operations. Europe Fund has an additional class of shares: Class A. The income and expenses of International Equity are allocated proportionately to the two classes of shares based on daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class. The income and expenses of Europe Fund are allocated proportionately among the three classes of shares based on average daily net assets, except for Rule 12b-1 distribution fees, which are charged only on Primary Class and Class A shares, and transfer agent and shareholder servicing expenses, which are determined separately for each class.

     On October 5, 1999, Europe Fund, which had no previous operating history, acquired all of the assets and assumed the liabilities of Bartlett Europe Fund. On July 21, 1997, Bartlett Europe Fund, which had no previous operating history, acquired the assets and assumed the liabilities of Worldwide Value Fund, Inc. Prior to July 21, 1997, Worldwide Value Fund, Inc. was a closed-end registered investment company whose single class of shares traded on the New York Stock Exchange ("NYSE").

Security Valuation

     Each Fund's securities are valued on the basis of market quotations or, lacking such quotations, at fair value as determined under the guidance of the Board of Directors. Securities for which market quotations are readily available are valued at the last sale price of the day for a comparable position or, in the absence of any such sales, the last available bid price for a comparable position. Where a security is traded on more than one market, which may include foreign markets, the securities are generally valued on the market considered by each Fund's adviser to be the primary market. Each Fund will value its foreign securities in U.S. dollars on the basis of the then-prevailing exchange rates.

     Most securities held by Global Income are valued on the basis of valuations furnished by an independent service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data. Fixed income securities with 60 days or less remaining to maturity are valued using the amortized cost method, which approximates current market value.

Foreign Currency Translation

     Assets and liabilities initially expressed in terms of non-U.S. currencies are translated into U.S. dollars at the closing daily rate of exchange. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing market rates on the dates of such transactions. The effects of changes in non-U.S. currency exchange rates on investment securities and other assets and liabilities are included with the net realized and unrealized gain or loss on investment securities.

Investment Income and Distributions to Shareholders

     Interest income and expenses are recorded on the accrual basis. As required, effective January 1, 2001, the Funds adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment

--------------------------------------------------------------------------------

Companies, and began amortizing discount or premium on debt securities. Prior to January 1, 2001, the Funds did not amortize market discount on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of Global Income, the only Fund which owns debt securities, but resulted in a $65 increase in cost of securities and a corresponding $65 increase in net unrealized depreciation, based on securities held by Global Income on January 1, 2001.

     The effect of this change for the six months ended June 30, 2001, was to increase Global Income's net investment income by $81, increase net unrealized depreciation by $71, and increase net realized losses by $10. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

     Dividend income and distributions to shareholders are allocated at the class level and are recorded on the ex-dividend date. Dividends from net investment income, if available, will be paid monthly for Global Income, and annually for International Equity, Emerging Markets and Europe Fund. Net capital gain distributions, which are calculated at the composite level, are declared and paid after the end of the tax year in which the gain is realized. At June 30, 2001, there were no dividends or capital gain distributions payable for any of the Funds. Distributions are determined in accordance with federal income tax regulations, which may differ from those determined in accordance with generally accepted accounting principles; accordingly, periodic reclassifications are made within a Fund's capital accounts to reflect income and gains available for distribution under federal income tax regulations.

Security Transactions

     Security transactions are recorded on the trade date. Realized gains and losses from security transactions are reported on an identified cost basis for both financial reporting and federal income tax purposes. At June 30, 2001, receivables for securities sold and payables for securities purchased for each Fund were as follows:

                         Receivable for        Payable for
                         Securities Sold   Securities Purchased
---------------------------------------------------------------
Global Income                $  226               $5,501
International Equity            634                1,777
Emerging Markets                513                  109
Europe Fund                   1,512                  369

Deferred Organizational Expense

     Deferred organizational expenses of $73 for Emerging Markets and $210 for Europe Fund are being amortized on a straight-line basis not to exceed 5 years, beginning on the date each respective Fund began operations. Legg Mason Fund Adviser, Inc. ("LMFA"), the Funds' investment manager, has agreed that in the event it redeems any of its shares during such period, it will reimburse the Fund for any unamortized organization costs in the same proportion as the number of shares to be redeemed bears to the number of shares that were initially purchased by LMFA and remain outstanding at the time of redemption.

Federal Income Taxes

     No provision for federal income or excise taxes is required since each Fund intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to its shareholders.

Legg Mason Global Trust, Inc.

--------------------------------------------------------------------------------

Foreign Taxes

     Each Fund is subject to foreign income taxes imposed by certain countries in which it invests. Foreign income taxes are accrued by each Fund and withheld from dividend and interest income.

     Gains realized upon disposition of Indian, Malaysian and Thai securities held by each Fund are subject to capital gains tax in those countries. The tax on realized gains is paid prior to repatriation of sales proceeds. As of June 30, 2001, there was a deferred tax liability of $28 accrued on net unrealized gains of $187 in Emerging Markets.

Use of Estimates

     Preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Investment Transactions:

     For the six months ended June 30, 2001, investment transactions (excluding short-term investments) were as follows:

                                     Purchases                      Proceeds From Sales
                         ---------------------------------   ---------------------------------
                         U.S. Gov't. Securities    Other     U.S. Gov't. Securities    Other
----------------------------------------------------------------------------------------------
Global Income                   $34,914           $ 33,662          $34,248           $ 43,734
International Equity                 --            184,299               --            208,718
Emerging Markets                     --             23,842               --             29,845
Europe Fund                          --             68,718               --             62,714

     At June 30, 2001, cost, gross unrealized appreciation and gross unrealized depreciation based on the cost of securities for federal income tax purposes for each Fund were as follows:

                                                                  Net Appreciation/
                           Cost     Appreciation   Depreciation    (Depreciation)
-----------------------------------------------------------------------------------
Global Income            $ 51,944      $1,020        $ (1,461)        $   (441)
International Equity      136,722       6,712          (9,288)          (2,576)
Emerging Markets           78,183       7,625         (15,712)          (8,087)
Europe Fund                91,371       4,460         (14,908)         (10,448)

     Unused capital loss carryforwards for federal income tax purposes at June 30, 2001, are as follows: Global Income, $4,319 which expires in 2007 and $1,987 which expires in 2008; International Equity, $835 which expires in 2008; and Emerging Markets, $33 which expires in 2006. Europe Fund has no capital loss carryforwards.

3. Repurchase Agreements:

     All repurchase agreements are fully collateralized by obligations issued by the U.S. government or its agencies, and such collateral is in the possession of the Funds' custodian. The value of such collateral includes accrued interest. Risks arise from the possible delay in recovery or potential loss of rights in the collateral should the issuer of the repurchase agreement fail financially. The Funds' investment advisers review the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

--------------------------------------------------------------------------------

4. Options and Futures:

     As part of their investment programs, Global Income and Europe Fund may utilize options and futures. International Equity and Emerging Markets may also utilize options and futures to a limited extent. Options may be written (sold) or purchased by these Funds. When a Fund purchases a put or call option, the premium paid is recorded as an investment and its value is marked-to-market daily. When a Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability and its value is marked-to-market daily.

     When options, whether written or purchased, expire, are exercised or are closed (by entering into a closing purchase or sale transaction), the Fund realizes a gain or loss as described in the chart below:

PURCHASED OPTION:                        IMPACT ON THE FUND:
The option expires                       Realize a loss in the amount of the cost of the option.
---------------------------------------------------------------------------------------------------
The option is closed through a closing   Realize a gain or loss depending on whether the proceeds
sale transaction                         from the closing sale transaction are greater or less than the cost of the option.
---------------------------------------------------------------------------------------------------
The Fund exercises a call option         The cost of the security purchased through the exercise of the option will be increased by the premium originally
                                         paid to purchase the option.
---------------------------------------------------------------------------------------------------
The Fund exercises a put option          Realize a gain or loss from the sale of the underlying
                                         security. The proceeds of that sale will be reduced by the premium originally paid to purchase the put option.
---------------------------------------------------------------------------------------------------
WRITTEN OPTION:                          IMPACT ON THE FUND:
The option expires                       Realize a gain equal to the amount of the premium
                                         received.
---------------------------------------------------------------------------------------------------
The option is closed through a closing   Realize a gain or loss without regard to any unrealized
purchase transaction                     gain or loss on the underlying security and eliminate the
                                         option liability. The Fund will realize a loss in this
                                         transaction if the cost of the closing purchase exceeds
                                         the premium received when the option was written.
---------------------------------------------------------------------------------------------------
A written call option is exercised by    Realize a gain or loss from the sale of the underlying
the option purchaser                     security. The proceeds of the sale will be increased by
                                         the premium originally received when the option was
                                         written.
---------------------------------------------------------------------------------------------------
A written put option is exercised by     The amount of the premium originally received will reduce
the option purchaser                     the cost of the security that the Fund purchased when the
                                         option was exercised.
---------------------------------------------------------------------------------------------------

     The risk associated with purchasing options is limited to the premium originally paid. Options written by a Fund involve, to varying degrees, risk of loss in excess of the option value reflected in the statement of net assets. The risk in writing a covered call option is that a Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there is the risk a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty's inability to perform.

Legg Mason Global Trust, Inc.

--------------------------------------------------------------------------------

     Activity in call and put options during the six months ended June 30, 2001, was as follows:

                                                 Calls                    Puts
                                        -----------------------------------------------
                                           Actual                   Actual
Global Income                            Contracts     Premiums   Contracts    Premiums
---------------------------------------------------------------------------------------
Options outstanding, December 31, 2000            --     $ --             --     $ --
Options written                          440,500,189      109      4,013,015       27
Options closed                          (440,500,089)     (64)    (4,013,015)     (27)
Options expired                                   --       --             --       --
Options exercised                               (100)     (45)            --       --
---------------------------------------------------------------------------------------
Options outstanding, June 30, 2001                --     $ --             --     $ --
=======================================================================================

     Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. The daily changes in contract value are recorded as unrealized gains or losses and the Fund recognizes a realized gain or loss when the contract is closed. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

     The Funds enter into futures contracts as a hedge against anticipated changes in interest rates. There are several risks in connection with the use of futures contracts as a hedging device. Futures contracts involve, to varying degrees, the risk of loss in excess of amounts reflected in the financial statements. The change in the value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in the value of the hedged instruments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     The open futures positions and related appreciation or depreciation at June 30, 2001, for Global Income are listed at the end of its statement of net assets.

5. Financial Instruments:

Emerging Market Securities

     Each Fund has investments in securities denominated in the currencies of emerging market countries, as well as in securities issued by companies located in emerging market countries and, with respect to Global Income, by governments of emerging market countries. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

Forward Currency Exchange Contracts

     As part of its investment program, each Fund may utilize forward currency exchange contracts. The nature and risks of these financial instruments and the reasons for using them are set forth more fully in the Corporation's prospectus and statement of additional information.

     Forward foreign currency contracts are marked-to-market daily using foreign currency exchange rates supplied by an independent pricing service. The change in a contract's market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or delivery is taken, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

--------------------------------------------------------------------------------

     The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Fund's securities, but it does establish a rate of exchange that can be achieved in the future. These forward foreign currency contracts involve market risk in excess of amounts reflected in the financial statements. Although forward foreign currency contracts used for hedging purposes limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Funds could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. Each Fund's adviser will enter into forward foreign currency contracts only with parties approved by the Board of Directors because there is a risk of loss to the Funds if the counterparties do not complete the transaction.

     At June 30, 2001, open forward currency exchange contracts were as follows:

Global Income:

                           Contract to
                 -------------------------------   Unrealized
Settlement Date     Receive          Deliver       Gain/(Loss)
--------------------------------------------------------------
7/02/01          USD        40    DKK       345       $ 0.3
7/23/01          AUD       947    USD       500         (18)
7/23/01          USD       420    AUD       803          11
7/23/01          CAD     1,153    USD       740          19
7/23/01          USD       390    CAD       615         (15)
7/23/01          USD       855    DKK     7,207          35
7/23/01          EUR    12,467    USD    10,834        (273)
7/23/01          USD     9,761    EUR    11,105         355
7/23/01          GBP     1,099    USD     1,565         (19)
7/23/01          USD       875    GBP       625          (5)
7/23/01          JPY   774,231    USD     6,354        (129)
7/23/01          USD     6,449    JPY   776,499         207
7/23/01          USD       450    NOK     4,167           4
7/23/01          USD       631    NZD     1,565          (2)
7/23/01          USD       891    PLN     3,589           2
7/23/01          USD       899    SEK     9,527          23
8/23/01          USD       502    EUR       569          20
8/23/01          JPY    69,637    USD       571          (9)
9/26/01          USD       558    AUD     1,081           8
9/26/01          USD     2,670    EUR     3,126          25
9/26/01          JPY    83,529    USD       678          (2)
9/26/01          USD       795    NOK     7,399           9
9/26/01          USD       568    SEK     6,076          10
                                                      -----
                                                      $ 256
                                                      =====

Legg Mason Global Trust, Inc.

--------------------------------------------------------------------------------

International Equity:

                           Contract to
                 -------------------------------   Unrealized
Settlement Date     Receive          Deliver       Gain/(Loss)
--------------------------------------------------------------
7/03/01          CHF       551    USD       306       $   1
7/03/01          EUR       383    USD       323           1
7/03/01          USD       284    JPY    35,410        0.12
                                                      -----
                                                      $2.12
                                                      =====

Emerging Markets:

                           Contract to
                 -------------------------------   Unrealized
Settlement Date     Receive          Deliver       Gain/(Loss)
--------------------------------------------------------------
7/02/01          USD        12    PLN        47       $0.16
                                                      =====

Europe Fund:

                           Contract to
                 -------------------------------   Unrealized
Settlement Date     Receive          Deliver       Gain/(Loss)
--------------------------------------------------------------
7/03/01          SEK     3,950    USD       364     $     (1)
7/03/01          USD       273    DKK     2,400       (0.031)
                                                    --------
                                                    $ (1.031)
                                                    ========

6. Transactions With Affiliates:

     Each Fund has a management agreement with LMFA. Pursuant to their respective agreements, LMFA provides the Funds with management and administrative services for which each Fund pays a fee, computed daily and payable monthly, at annual rates of each Fund's average daily net assets. LMFA has agreed to waive its fees to the extent each Fund's expenses (exclusive of taxes, interest, brokerage and extraordinary expenses) exceed during any month certain annual rates. The following

--------------------------------------------------------------------------------

chart shows annual rates of management fees; expense limits and their expiration dates; management fees waived; and management fees payable for each Fund:

                                                                       Six Months Ended
                                                                        June 30, 2001      At June 30, 2001
                                                                       ----------------    ----------------
                                                                          Management          Management
                         Management    Expense     Expense Limitation        Fees                Fees
Fund                        Fee       Limitation    Expiration Date         Waived             Payable
-----------------------------------------------------------------------------------------------------------
Global Income
  -- Primary Class         0.75%        1.90%        Indefinitely           $  --               $  30
International Equity
  -- Primary Class         0.75%        2.25%        Indefinitely              15                  69
  -- Institutional
     Class                 0.75%        1.25%        Indefinitely            0.01                0.05
Emerging Markets
  -- Primary Class         1.00%        2.50%       April 30, 2002            142                  44
Europe Fund
  -- Primary Class         1.00%        2.60%       April 30, 2002             --                  27
  -- Class A               1.00%        1.85%       April 30, 2002             --                  40
  -- Institutional
     Class                 1.00%        1.60%       April 30, 2002             --                   2

---------------

N.M. -- Not meaningful.

     Western Asset Management Company ("WAM") serves as investment adviser to Global Income. WAM is responsible for the actual investment activity of the Fund, for which LMFA pays a fee at an annual rate equal to 53 1/3% of the fee received by LMFA from Global Income.

     Western Asset Management Company Limited ("WAML") serves as investment sub-adviser to Global Income. WAM (not the Fund) pays WAML a fee at an annual rate equal to 0.20% of the Fund's average daily net assets, net of any waivers. LMFA pays WAML a sub-administration fee at an annual rate equal to 0.10% of the Fund's average daily net assets, net of any waivers.

     Batterymarch Financial Management, Inc. ("Batterymarch") serves as investment adviser to International Equity and Emerging Markets. Batterymarch is responsible for the actual investment activity of these Funds. LMFA pays Batterymarch a fee for its services at an annual rate equal to 66 2/3% of the fee received by LMFA from International Equity and 75% of the fee received from Emerging Markets.

     Lombard Odier International Portfolio Management Limited ("Lombard Odier") serves as investment sub-adviser to Europe Fund. LMFA pays Lombard Odier a fee for its services at an annual rate equal to 60% of the fee actually paid to LMFA by the Fund, net of any waivers.

Legg Mason Global Trust, Inc.

--------------------------------------------------------------------------------

     Legg Mason Wood Walker, Incorporated ("Legg Mason"), a member of the NYSE, serves as distributor of the Funds. Legg Mason receives an annual distribution fee and an annual service fee based on each Fund's respective Class's average daily net assets, calculated daily and payable monthly, as follows:

                                                                      At June 30, 2001
                                                                  ------------------------
                                 Distribution       Service       Distribution and Service
                                     Fee              Fee               Fees Payable
------------------------------------------------------------------------------------------
Global Income
  -- Primary Class                   0.50%           0.25%                  $ 30
International Equity
  -- Primary Class                   0.75%           0.25%                   112
Emerging Markets
  -- Primary Class                   0.75%           0.25%                    60
Europe Fund
  -- Primary Class                   0.75%           0.25%                    27
  -- Class A                           --            0.25%                    10

    No brokerage commissions were paid by the Funds to Legg Mason or its affiliates during the six months ended June 30, 2001. Legg Mason has an agreement with the Funds' transfer agent to assist with certain of its duties. For this assistance, the transfer agent paid Legg Mason the following amounts for the six months ended June 30, 2001: Global Income, $7; International Equity, $23; Emerging Markets, $15; and Europe Fund $12.

    LMFA, Batterymarch, WAM, WAML and Legg Mason are corporate affiliates and are wholly owned subsidiaries of Legg Mason, Inc.

7. Line of Credit:

    The Funds, along with certain other Legg Mason Funds, participate in a $300 million line of credit ("Credit Agreement") to be utilized as an emergency source of cash in the event of unanticipated, large redemption requests by shareholders. Pursuant to the Credit Agreement, each participating Fund is liable only for principal and interest payments related to borrowings made by that Fund. Borrowings under the Credit Agreement bear interest at prevailing short-term interest rates. For the six months ended June 30, 2001, the Funds had no borrowings under the Credit Agreement.

8. Acquisition of Bartlett Value International Fund:

    On March 23, 2001, the Europe Fund acquired substantially all of the assets of the Bartlett Value International Fund, pursuant to the Agreement and Plan of Reorganization dated January 26, 2001, and approved by the shareholders of Bartlett Value International Fund on March 9, 2001. The acquisition was accomplished by a tax-free exchange of 1,197 Class A shares (having a value of $18,412), 148 Primary Class shares (having a value of $2,193), and 114 Institutional Class shares (having a value of $1,769), for the 1,780 Class A, 217 Primary Class, and 172 Institutional Class shares, respectively, of the Bartlett Value International Fund outstanding at the merger date. The Bartlett Value International Fund's net assets at that date, which included $1,201 of accumulated net realized loss and $3,563 of net unrealized gain, were combined with those of Europe Fund, resulting in aggregate net assets of $87,483.

--------------------------------------------------------------------------------

9. Fund Share Transactions:

     At June 30, 2001, there were 125,000 shares authorized at $.001 par value for all portfolios of the Corporation. Share transactions were as follows:

                                                             Reinvestment
                                            Sold           of Distributions       Repurchased           Net Change
                                     -------------------   ----------------   --------------------   -----------------
                                      Shares     Amount    Shares   Amount     Shares     Amount     Shares    Amount
----------------------------------------------------------------------------------------------------------------------
Global Income
--   Primary Class
     Six Months Ended June 30, 2001      93     $   768      118    $   963    (1,248)   $ (10,259)  (1,037)  $ (8,528)
     Year Ended Dec. 31, 2000           481       4,201      478      4,049    (3,355)     (28,637)  (2,396)   (20,387)
International Equity
--   Primary Class
     Six Months Ended June 30, 2001   3,482     $36,131       --    $    --    (6,053)   $ (63,082)  (2,571)  $(26,951)
     Year Ended Dec. 31, 2000         3,152      39,612      272      3,555    (8,182)    (101,207)  (4,758)   (58,040)
--   Institutional Class
     Six Months Ended June 30, 2001      18     $   196       --    $    --       (17)   $    (182)      1    $     14
     Year Ended Dec. 31, 2000             9         112       --         --        (7)         (81)      2          31
Emerging Markets
--   Primary Class
     Six Months Ended June 30, 2001     336     $ 3,438       --    $    --      (936)   $  (9,372)   (600)   $ (5,934)
     Year Ended Dec. 31, 2000         2,875      40,186        8         84    (3,822)     (49,460)   (939)     (9,190)
Europe Fund
--   Primary Class
     Six Months Ended June 30, 2001   1,016(A)  $16,626(B)     6    $    95    (1,151)   $ (18,966)   (129)   $ (2,245)
     Year Ended Dec. 31, 2000         1,074      27,037      267      5,989    (1,120)     (26,017)    221       7,009
--   Class A
     Six Months Ended June 30, 2001   2,134(C)  $34,402(D)     8    $   121    (1,294)   $ (22,089)    848    $ 12,434
     Year Ended Dec. 31, 2000         3,493      89,030      226      5,250    (4,200)    (108,552)   (481)    (14,272)
--   Institutional Class
     Six Months Ended June 30, 2001     152(E)  $ 2,430(F)  N.M.    $     4       (42)   $    (720)    110    $  1,714
     Year Ended Dec. 31, 2000            13         299        2         47        (8)        (166)      7         180
----------------------------------------------------------------------------------------------------------------------

(A) Includes 148 shares issued in connection with fund acquisition (see Note 8).

(B) Includes $2,193 from fund acquisition (see Note 8).

(C) Includes 1,197 shares issued in connection with fund acquisition (see Note
    8).

(D) Includes $18,412 from fund acquisition (see Note 8).

(E) Includes 114 shares issued in connection with fund acquisition (see Note 8).

(F) Includes $1,769 from fund acquisition (see Note 8).

N.M. -- Not meaningful.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

Legg Mason offers a wide range of mutual funds to meet investors' varying financial needs and investment goals. The funds are listed below:

                EQUITY FUNDS:                                     SPECIALTY FUNDS:
Value Trust                                         Balanced Trust
Special Investment Trust                            Financial Services Fund
American Leading Companies Trust                    Opportunity Trust
Classic Valuation Fund
Focus Trust
U.S. Small-Capitalization Value Trust

                GLOBAL FUNDS:                                    TAXABLE BOND FUNDS:
Global Income Trust                                 U.S. Government Intermediate-Term Portfolio
International Equity Trust                          Investment Grade Income Portfolio
Emerging Markets Trust                              High Yield Portfolio
Europe Fund

            TAX-FREE BOND FUNDS:                                 MONEY MARKET FUNDS:
Maryland Tax-Free Income Trust                      U.S. Government Money Market Portfolio
Pennsylvania Tax-Free Income Trust                  Cash Reserve Trust
Tax-Free Intermediate-Term Income Trust             Tax Exempt Trust

For information on the specific risks, charges, and expenses associated with any Legg Mason fund, please consult a Legg Mason Financial Advisor for a prospectus. Read it carefully before investing or sending money.

                                                          [LEGG MASON FUND LOGO]